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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

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Pershing Square Holdings, Ltd.

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On August 17, 2017, Pershing Square Capital Management, L.P. and certain of its affiliates delivered the following presentation relating to Automatic Data Processing, Inc., which was also posted on www.ADPascending.com:

ADP The Time is Now August 17, 2017

Disclaimer The information contained in this presentation (“Information”) is based on publicly available information about Automatic Data Processing, Inc. (“ADP” or the “Company”), which has not been independently verified by Pershing Square Capital Management, L.P. ("Pershing Square"). Pershing Square recognizes that there may be confidential or otherwise non-public information in the possession of ADP or others that could lead ADP or others to disagree with Pershing Square’s conclusions. This presentation and the Information is not a recommendation or solicitation to buy or sell any securities. The analyses provided may include certain forward-looking statements, estimates and projections prepared with respect to, among other things, general economic and market conditions, changes in management, changes in Board (defined below) composition, actions of ADP and its subsidiaries or competitors, the ability to implement business strategies and plans and pursue business opportunities in the human capital management industry. Such forward-looking statements, estimates, and projections reflect various assumptions by Pershing Square concerning anticipated results that are inherently subject to significant uncertainties and contingencies and have been included solely for illustrative purposes, including those risks and uncertainties detailed in the continuous disclosure and other filings of ADP with the Securities and Exchange Commission (“SEC”) at www.sec.gov. No representations, express or implied, are made as to the accuracy or completeness of such forward-looking statements, estimates or projections or with respect to any other materials herein. Actual results may vary materially from the estimates and projected results contained herein. The information contained in this presentation is made available exclusively by Pershing Square and not by or on behalf of ADP or its affiliates or subsidiaries or any other person. While certain funds managed by Pershing Square and its affiliates have invested in common shares of, and/or derivatives referencing, ADP and certain principals of Pershing Square may stand for election to serve on the board of directors of ADP, Pershing Square is not an affiliate of ADP and neither Pershing Square nor its principals or representatives are authorized to disseminate any information for or on behalf of ADP, and nor do we purport to do so. Pershing Square manages funds that are in the business of trading – buying and selling – securities and financial instruments. It is possible that there will be developments in the future that cause Pershing Square to change its position regarding ADP. Pershing Square may buy, sell, cover or otherwise change the form of its investment in ADP for any reason. Pershing Square hereby disclaims any duty to provide any updates or changes to the analyses contained herein including, without limitation, the manner or type of any Pershing Square investment. The Information does not purport to include all information that may be material with respect to ADP, Pershing Square’s proposed slate of directors, or any other matter. Thus, shareholders and others should conduct their own independent investigation and analysis of ADP, the proposed slate of directors, and the Information. Except where otherwise indicated, the Information speaks as of the date hereof. This presentation is neither an offer to purchase nor a solicitation of an offer to sell any securities of any investment funds managed by Pershing Square, ADP or any other person. This presentation relates to Pershing Square’s solicitation of proxies in connection with the 2017 annual meeting (the “Annual Meeting”) of stockholders of ADP. Pershing Square and certain of its affiliated funds have filed a preliminary proxy statement and an accompanying proxy card with the SEC to be used to solicit proxies in connection with the Annual Meeting and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Prior to the Annual Meeting, Pershing Square intends to file with the SEC, and furnish to stockholders of ADP, a definitive proxy statement and accompanying proxy card. PERSHING SQUARE STRONGLY ADVISES ALL STOCKHOLDERS OF ADP TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS RELATED TO THE SOLICITATION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (CALL COLLECT: (212) 269-5550; CALL TOLL FREE: (866) 342-1635) OR EMAIL: ADP@DFKING.COM. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC, Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd., and Pershing Square VI Master, L.P., may be deemed “participants” under SEC rules in the Solicitation. Pershing Square, PS Management and William A. Ackman may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting.

An Overview of Pershing Square’s Analysis Our analysis of the Company’s performance and the potential areas for improvement on the pages that follow are based on public information and extensive due diligence completed, which includes: 85+ consultations with industry executives, including former senior employees of ADP and its competitors in service, implementation, sales, technology, product development, and finance, and with customers and industry consultants Extremely consistent themes and takeaways We acknowledge that we do not have perfect information, including access to detailed, inside information ADP’s limited and reduced disclosure has made this analysis more difficult and may cause some of our estimates to be imprecise or off slightly in magnitude Directionally, and on the whole, we think our analysis is correct and the broader conclusions are inescapable

An Overview of Pershing Square’s Analysis (cont’d.) This presentation contains statements reflecting Pershing Square’s opinions and beliefs with respect to ADP and its business, based on Pershing Square’s research, analysis, and experience. All such statements are made to Pershing Square’s opinion and belief, whether or not those statements are expressly so qualified. The statements are based on our research of public materials filed by ADP and our research conducted anonymously through “Expert Network” firms. In multiple places throughout this presentation, we reference quotes from former ADP executives that provide qualitative commentary that is helpful to contextualize our research. Consistent with our internal firm compliance policies, we spoke with executives who have been at least 18 months removed from ADP. While we have included only select commentary from these executives, we believe this commentary is representative of, and consistent with, our broader research.

“As a company, we've had a knack of making a friend out of change, turning its uncertainty into opportunity. That's a relationship I hope we're able to renew for a very long time to come.” - Henry Taub, Founder of ADP

ADP – Overview Market cap: $49bn Headquarters: Roseland, NJ 58,000 employees Largest provider of HR services in North America, Europe, Latin America, and the Pacific Rim Recruit-to-retire services and HR solutions with a strong legacy presence in payroll processing Pays 26 million (1 in 6) workers in U.S., and 13 million workers elsewhere globally Electronically moved $1.85 trillion in client tax, direct deposit, and related client funds in fiscal 2017 within the U.S. Annual client revenue retention rate of ~90%+ and average client tenure of about 10 years AA Credit Rating

How We Think About ADP

ADP is comprised of three distinct "businesses," each with discrete growth drivers and profit opportunities – we adjust for PEO pass-throughs

Segment:

Segment	Net Revenue[1]	% of Total	Pre-Tax Profit[2]	% Profit Margin	% of Total
Employer Services ("ES") ▪ ADP's core business, a software and service-based delivery of payroll and a broad suite of "Beyond Payroll" HCM tools including business process outsourcing	$8.5bn	*87%*	$1.6bn	*19%*	*66%*
Professional Employer Organization ("PEO") ▪ A fully-outsourced HCM solution where ADP becomes the legal co-employer of record and provides healthcare, workers compensation, etc.	$0.8bn	*9%*	$0.4bn	*48%*	*16%*
Client Fund Interest ("Float Income") ▪ A ~100% margin profit stream derived from investing funds generated due to the timing delay between receipt of gross payroll funds from employers and payments to employees and tax authorities	$0.4bn	*4%*	$0.4bn	*~100%*	*18%*
	$9.8bn		**$2.4bn**	**25%**	

ADP Overview (FY 2017)

(1) Adjusts PEO revenue to exclude pass-through costs of $2.6bn.
(2) Strips out allocated float income. Allocates "Other" expense of to Employer Services and PEO based on the % of Net Operational Revenue (ex-Float, ex-PEO Pass-Through).

6

ADP’s Historical Success Has Made it a Lethargic and Inefficient Sleeping Giant ADP has enjoyed a decades-long, leading market position and a strong historical track record Historical dominance in payroll. Throughout the 2000s, ADP built out its “Beyond Payroll” offering, mostly through product acquisitions Over the last decade or so, the Company began building, assembling, and migrating clients to new HCM product platforms which were intended to integrate payroll and beyond payroll applications in a Cloud-based, SaaS delivery model Recent favorable market trends (ACA) and corporate events (Dealer Services spinoff plus leverage) have driven satisfactory overall results for ADP, but these tailwinds are fading

ADP’s Focus on “Hitting the Numbers” Has Led to Value-Destructive Decisions with Negative Long-Term Consequences ADP Total Shareholder Return Expectations – 2015 Analyst Day ________________________________________________ Source: ADP Analyst Day, March 3, 2015. “[ADP is] very focused on per share value – short-term oriented. [They] didn’t have a 5 year vision, no strategic focus on ‘where we want to lead in 5 years,’ ‘where we need to invest.’ More about consistent results. Top management is very incentivized by share value, stock option packages.” - Former CEO and COO of [Redacted] ADP Country

The Critical Question for Shareholders: Is ADP Achieving its Maximum Potential? ADP is materially underperforming its potential Employer Services growth is slowing and margins are vastly below their potential ADP is losing ground, most notably against enterprise and mid-market competitors Key evidence of ADP’s underperformance includes: Decelerating Employer Services revenue growth, driven by lost share in Enterprise and, to a lesser extent, Mid-Market, despite tailwinds Material underperformance against competitors in key operational benchmarks No labor efficiency gains despite an industry environment of significant technological improvements and automation Dramatic improvements in profitability at Claims Services (“Solera”) and Dealer Services (“CDK”) following their sale and spinout from ADP

We believe ADP’s Employer Services segment, its largest business and currently ~2/3 of profit, is materially underperforming its competitors and its potential

We Will Demonstrate That if ADP is Managed Optimally: Employer Services can increase its actual operating margins (excluding float income) by 1,500 to 2,000 basis points by FY 2022 Assuming a 1,700 basis point expansion in ES, ADP’s overall EBIT margins can increase from 20% in FY 2017 to ~32% by FY 2022 FYE 2022 EPS can increase from $5.90 under the status quo to $8.70, a ~47% improvement ADP’s value can increase to $221 – $255 per share, at 24x – 28x earnings, (including dividends) by June 2021, a total return of 101% – 132% in less than four years All of the above can be achieved with no changes in the credit rating, capital structure, dividend policy, or client funds investment strategy

I. Industry & ADP Overview

Human Capital Management (“HCM”) Overview The Human Capital Management industry is a secularly attractive, growing, and underpenetrated market HCM market overview: Comprehensive recruit-to-retire tools which help clients manage their employees, including: Payroll / HR information systems (“HRIS”) “Beyond Payroll”: time & attendance, talent acquisition & management, learning management, benefits administration, value-added tax & compliance, etc. Strong high-single-digit HCM growth is driven by low-single-digit growth in payroll and double-digit growth in Beyond Payroll, driven by: Increasing and more complex regulations driving demand for outsourced HCM Rising recognition of the strategic value of HR ADP has a market share of ~10% and has been growing slightly slower than the market in recent years Built from legacy strength in payroll ADP has the broadest market offering, including HR outsourcing (e.g., PEO)

ADP was started by accountants and has a long heritage in data processing Payroll “service bureaus” largely thrived on scale and processing efficiency, supplemented with human service, not innovative technology The rise of Beyond Payroll HCM, largely non-processing-related functionality, led to the rise of innovative, high-growth, software and technology competitors (e.g. Ultimate Software, Workday) These cloud-based, SaaS providers with high-quality HCM offerings pose a significant competitive threat to ADP Customers, especially in the small, mid, and small-enterprise market, prefer a unified HCM solution and value the Beyond Payroll capabilities when selecting a vendor Payroll has become more commoditized and many newer entrants have modern and efficient payroll engines ADP is still largely a processing company today, not an innovative software & technology company “Innovation” has come through acquisitions The HCM Industry is Changing at a Rapid Pace

Lacking Innovation Capabilities, ADP Built its HCM Offering Almost Entirely Through Acquisitions ADP “cobbled” together a collection of HCM products across disparate platforms which have largely remain siloed operationally ADP should be focusing on acquisition integration, product integration, and organic development From 2003 to 2017, ADP completed ~$3bn of acquisitions as it filled out its HCM Beyond Payroll product suite Number: 11 4 4 11 4 5 8 2 2 7 1 0 2 5 5 ________________________________________________ Note: A few small acquisitions were geographic expansion in HCM. Excludes Dealer Services acquisitions, namely, Kerridge Computer Company (2006: $300m) and Cobalt (2011: $405m).

ADP’s Products and Technology Need Modernization ADP’s buy, instead of build, strategy has led to weak product offerings (most notably in Enterprise) and inefficient legacy back-end infrastructure ADP’s Enterprise segment has multiple unintegrated products performing the same effective functions ~6 discrete payroll products ~6 discrete benefits products ~8 discrete reporting and analytics modules Back-end infrastructure remains disjointed and very inefficient Most back-end infrastructure remains siloed, disjointed, duplicative, on-premise, and outdated

ADP’s Products and Technology Need Modernization ADP’s product migration efforts in SMB and Mid-Market(1) have moved customers to version-less Cloud-based platforms Products not integrated into a single, unified HCM solution ADP’s new HCM platforms are largely “wrappers” around legacy products and back-end infrastructure ADP has made progress with product migrations in the SMB and Mid-Market, but still has a lot of work to do in the Enterprise HCM market. Back-end infrastructure is in need of integration, upgrades and/or replacement ________________________________________________. Should be complete by calendar year end. “ADP is in some way naive – ‘all we need to do is change how it looks.’ You can’t change the user experience by changing graphics, if underneath the database layer is antiquated.” - Former SVP Product Development

Overview of ADP's HCM Business

	SMB (Small Business)	Mid-Market (Major Accounts)	Enterprise (National Accounts)	International & Multinational
% of ES Revenue	~20%-25%	~35%-40%	~20%	~20%
Client Size	1-49	50-999	1,000+	Varies
Key Product Offering	Payroll + Limited HCM	Payroll + HCM	Payroll + Full HCM	Payroll + HCM
Product Complexity	Low	Medium	High	High
ADP Primary Product	RUN by ADP	WorkforceNow	Vantage	GlobalView Streamline
Outsourcing	Often nothing or full, e.g., PEO	Full (PEO or ASO) or Limited	In-House or Limited (Payroll, Benefits, Recruiting)	In-House or Limited (Payroll, Benefits, Recruiting)
Key Direct Competitors	PAYCHEX	Paycor, paylocity, paycom, CERIDIAN, Ultimate Software	Ultimate Software, workday, ORACLE, SAP	ORACLE, SAP, NGA Human Resources
ADP Competitive Position (Client Facing)	STRONG	STRONG	EXPOSED	STRONG

18

Industry Research Notes ADP’s Deficiencies in Enterprise HCM Nucleus Research HCM Technology Value Matrix 2016 Emphasis Added ________________________________________________ (1) Nucleus Research, HCM Technology Value Matrix 2016, September 2016. (2) Gartner, Magic Quadrant for Cloud HCM Suites for Midmarket and Large Enterprises, June 2016. Gartner - Magic Quadrant for Cloud HCM for Midmarket and Large Enterprises Emphasis Added Select critical commentary: “…numerous users reporting difficulties with manual workarounds and glitch-prone automation.” “…users have noted that the ADP product appeared to be a payroll solution with elements of HCM tacked onto it.” Select critical commentary: “Since its release by ADP in 2013, customer adoption of Vantage HCM has not kept pace with many of its HCM suite competitors; the relatively small number of live customers has resulted in…difficulty in securing sufficient relevant references for their selection process.”

ADP's Mid-Market Competitors are Gaining Share

- **Small regional competitors are stealing share and growing at 30%+ in ADP's most dominant market**
  - Competitors have spent just ~$330m on R&D, *collectively*, since 2011

Despite Limited Financial Resources…



Paycom, Paylocity, Paycor:
Annual R&D Spend ($m)(1)
$50
$40
$30
$20
$10
$0
R&D ($m)
2011A
2012A
2013A
2014A
2015A
2016A
Paycom
Paylocity
Paycor

…Select Competitors Have Taken Meaningful Share



Paycom, Paylocity, Paycor:
Recurring Revenue ($m)
Cumulative Change ('11-17)
~$750m
~$140m
~$250m
~$360m
$1,000
$750
$500
$250
$0
Recurring Revenue ($m)
CAGR: 34%
2011A
2017A
Paycom
Paylocity
Paycor

Source: Company SEC financials, press releases and news articles.
Note: Financials have been adjusted to a June fiscal year end for Paycom and Paycor. Paycor financials based on public news articles.
(1) Includes both expensed and capitalized R&D.

20

ADP Appears to be Losing Significant Share in Enterprise HCM “[Y]ou can see as you move to the right, national accounts spaces for clients with employees over 1,000. We have about a little over $2 billion of revenue in that space and 4,000 clients.” – Chris Reidy, CFO(2) ________________________________________________ ADP Annual Financial Analyst Conference. March 25, 2009. Nasdaq Investor Program. December 7, 2010. Q3’2017 Earnings Call. May 3, 2017. December 2010 “And so this business -- our upmarket business is a little less than 20% of our overall [ES] revenues. So just to kind of put things in context. And it's 2,000 to 3,000 clients.” – Carlos Rodriguez, CEO(3) May 2017 March 2009 (1)

ADP Appears to be Losing Significant Share in Enterprise HCM

- Recent management commentary suggests ADP is losing share in Enterprise
- Vantage's (ADP's new Enterprise HCM product) adoption rate is very weak, particularly when one considers ADP's incumbent client base, which should give ADP a large advantage over competitors



Note that ADP does not disclose client counts or trends by underlying sub-segment; underlying analysis has been done using recent transcript disclosures(1)
Client Count
5,000
4,000
3,000
2,000
1,000
0
Market: Census data lists ~10k business with >1,000 underlying employees
2009
2010
2011
2012
2013
2014
2015
2016
2017
ADP (National Accounts)
Memo: Vantage (Included in National Accounts)
Workday
Ultimate Software (Mid+Enterprise)

Many of ADP's retained Enterprise clients are legacy payroll, benefits, and HR clients, while some retained clients use competitors (i.e., Workday) for HCM

Source: ADP Analyst Day (2009), Company SEC financials, press releases and earnings transcripts.
Note: Vantage reported as live clients, consistent with competitor customer counts.
(1) ADP reported 5,000 Enterprise clients as of the 2009 Analyst Day and 4,000 Enterprise clients in 2010 transcripts but has recently described the upmarket as having 2,000 to 3,000 clients (source: Q3'2017 earnings call).

22

ADP’s Enterprise Competitors are Gaining Share ADP’s SaaS Cloud-based competitors, with high quality and integrated HCM offerings, are stealing significant share in Enterprise Ultimate Software has spent only ~$590m on R&D cumulatively since 2011 while building and maintaining a world-class enterprise HCM product ________________________________________________ Source: Ultimate Software’s SEC financials, financial press releases and earnings conference call. Includes both expensed and capitalized R&D. Ultimate’s Pace of Investment Continues to Accelerate Ultimate Software Annual R&D Spend ($m)(1) Ultimate is Striving for $2bn in Revenue by 2022 Ultimate Software Revenue ($m) CAGR:24% +20%

Lee Cooperman, ADP Board Member (1991-2011) “What [Bill Ackman] doesn’t understand is they’ve never been as strong as they ought to be in software and technology, so they made up for that weakness by having a high-touch business model, with high degrees of client service. They have 700,000 clients, great relationships, great retention, and they do that through service. The service costs money...” – CNBC (August 7, 2017) ADP’s Primary Competitive & Operational Issue: Poor Technology is Compensated for with Headcount Why shouldn't the industry behemoth, with vast resources, be the leader in software and technology? In the 21st century high-touch “service” does not compensate for technological weakness Customers prefer best-in-class, easy-to-use products as the rapid growth of ADP’s competitors demonstrates ADP’s operating philosophy hampers growth and harms operating efficiency and margins This is ADP’s primary competitive and operational issue:

Outdated and Inefficient Technology + “Service” = Less Growth and Lower Margins “They have relied on ‘service’ as a differentiator but over time ‘service’ became something the customer expected to do themselves with self-service.” – Former DVP of Business Transformation ________________________________________________ Source: Interviews with prior ADP executives. Insular Culture, Innovation Lacking Unsustainable Long-term Outcome Lower Growth Excess Cost Lower Margins Weak technology offerings, on the front-end and back-end, harm ADP’s competitive position and long-term growth and efficiency Lower Client Retention, Lower Growth & Market Share “High-Touch”, Labor Intensive Product and Client Support Weak Product Integration, Automation, Self-Sufficiency Managing for Short-Term Performance Poor Customer Experience Weak Products and Back-End Infrastructure

ADP is at a Critical Inflection Point The HCM industry is rapidly evolving. ADP needs to urgently become an efficient world-class technology company HCM capabilities Beyond Payroll – from recruitment to retirement – are growing in importance with the rise in strategic importance of HR in an economy increasingly driven by white-collar employment(1) Winning in HCM requires innovation and world-class software and technology ADP’s back-end infrastructure is disjointed, dated and inefficient, limiting product capabilities and contributing to operational underperformance It is not enough to fix the front-end of products ADP has managed many historical transitions as technology has evolved, but now has fallen behind If ADP can fix its deficiencies in its technology Employer Services growth and efficiency will dramatically improve ________________________________________________ An example of such trends can be found in Deloitte’s 2017 Global Human Capital Trends report Rewriting the Rules for the Digital Age.

II.ADP has Enormous Potential

ADP has Enormous Structural Advantages ADP should be the market leader, with world-class offerings ADP enjoys significant structural advantages: ADP’s significant scale, in total and by segment, provides: Significant free cash flow and financial resources so R&D resources are not a constraint ADP’s installed base provides a large pool of clients to up-sell HCM products, or to sell existing non-HCM clients on HCM solutions (in enterprise) The opportunity to leverage across business units and segments (PEO with SMB, etc.) Properly operated, ADP should produce industry-leading long-term results. ADP should be the ecosystem and partner of choice given its breadth and scale

Long-term Shareholder Value Higher Growth Greater Efficiency Higher Margins Proper Enhancements to Product and Back-End Infrastructure Will Drive Long-Term Value Enhanced technology offerings, on the front-end and back-end, would drive improvements in ADP’s competitive position, long-term growth and efficiency Strong and Innovative Culture Higher Client Retention, Higher Growth & Market Share Focus on Truly Value-Added Services Leading Product Integration, Automation, Self-Sufficiency Focused on Long-Term Performance Exceptional Customer Experience World-Class Products and Back-End Infrastructure

ADP’s Potential for Improved Growth We believe fixing ADP’s competitive position will increase ES’s potential revenue growth from ~4% to 7% – 8% Fixing ADP’s product, back-end technology, and go-to-market strategy would yield significant long-term value: Improved competitive position and growth prospects Improved operating efficiency and margin Fixing ADP’s competitive position would add meaningfully to top-line growth Reduced customer churn: If ADP reduced Mid-Market churn of ~$290m by 15% this would drive ~50bps of growth p.a.(1) Stemming client losses in Enterprise could drive ~150bps of growth p.a.(2) Improved bookings performance and sales force productivity: If ADP increased sales force productivity from current levels of $159k per sales head to just 2011 levels of $198k, it would drive ~300bps of growth each year ________________________________________________ Assumes Mid-Market has 9% churn on ~$3.2bn in revenue. Estimates current ADP net client growth in Enterprise is (7%) partially offset by 4% growth in revenue per client. Assumes Enterprise is 20% of ES. Analysis assumes new client wins offset churn producing flat Enterprise client growth.

ADP has Enormous Upside If It Can Transition to a Real Technology Company ADP has a unique and incredibly valuable position at the epicenter of businesses of all sizes, collectively serving ~700,000 clients worldwide ADP should be the ecosystem and partner of choice, if it can become a technology leader Big Data is underexploited by ADP ADP’s data is uniquely valuable as it is generated from a broad cross-section of the economy from small to large and multinational employers Can be used to significantly enhance core business HCM products Significant potential standalone uses: investors, commercial and residential real estate, commercial and consumer finance, retail / hospitality site selection analysis, etc. Comprehensive HR services for temporary workers & the gig economy HR, payroll, and tax provider for temporary and independent contractor workers (Uber, Airbnb, Postmates, etc.) We believe these opportunities can only be captured with an innovative and nimble culture supported by appropriate leadership and investment

What is The Risk of the Status Quo? ADP’s current status quo is harming its long-term competitive position The risk of inaction is great; ADP is already losing share If customers are lost, they can be lost for a decade or more Exceedingly slow transformation is harmful Competitors are moving faster than ADP as ADP falls further behind If ADP is not the HCM provider, but rather payroll only, it will lose future sell-in opportunities as HCM continues to expand Payroll only market growth à L-S-D%, HCM growth is in Beyond Payroll Current legacy products and systems are “ticking time bombs.” These issues must be addressed with urgency Existing products are old and inefficient, and becoming more so over time Spreading resources across disparate old legacy platforms reduces capital for investments, and leaves stranded costs on as customers exit “The first step to recovery is admitting you have a problem. They’ve known this for 10 years but the number of products has increased, not decreased… It spreads your IT dollars like peanut butter.” – Former SVP, Technology

III. ADP is Materially Underperforming its Potential

Why has the market and the Board not recognized the problem?

ADP’s underperformance has been concealed due to complex accounting and reduced disclosure which makes benchmarking to competitors difficult

ADP’s Large PEO + Substantial Clients Fund Income Complicates Operational Benchmarking PEO “revenue” overstates economic revenue and distorts growth rates and operational benchmarking Client Fund Income (or “float income”), overstates operational profitability. Earnings from float are not impacted by management performance This makes apples-to-apples comparison with competitors difficult Therefore, we focus on “Net Operational Revenue” and “Net Operational Profits” which excludes PEO pass-throughs and float income

Apples-to-Apples Comparisons Must be Done on "Net Operational Revenue," NOT Gross Revenue

- ADP's accounting for PEO "revenues" overstates growth and economic revenue and complicates operational benchmarking given the significant pass-throughs
- ADP uniquely monetizes its Client Funds ("Funds Held for Clients"), generating nearly 100% margin float income which overstates ES's operational profitability
  - Earnings from float income are not a reflection of management's operational performance
- In order to analyze ADP's operational performance we use ***Net Operational Revenue***, and ***Net Operational Profit***, which exclude float income (~$0.4bn) and adjust PEO revenue to exclude pass-throughs (~$2.6bn)

PEO Pass-Through Revenue / Costs ($m)



$4,000
$3,200
$2,400
$1,600
$800
$0
$2,633
$3,057
$3,464
$2,016
$2,336
$2,628
$617
$720
$836
2015A
2016A
2017A
Net PEO Revenue
Pass-Through Costs

FY 2017 Revenue to Net Operational Revenue



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$12,380
$397
$2,628
$9,354
$8,518
Gross Revenue
(-) Float Income
(-) PEO Pass-Through
Net Operational Revenue
Employer Services
PEO Revenue
Float Income

37

ADP's Reported Metrics are Overstating Growth

ADP's PEO pass-throughs are inflating growth. Growth is slowing while ADP's sales force growth is accelerating

FY 2011-2017 Revenue CAGR – Ex Float (%)

ADP[1]



7.3%
5.8%
5.1%
Operational Revenue
Excluding PEO Pass-Through
Excluding PEO (ES Only)

ADP Sales force growth ~8%

Paychex[2]



7.3%
6.8%
6.4%
Operational Revenue
Excluding PEO Pass-Through
Excluding PEO (ES Only)

Paychex Sales force growth ~3-4%

Industry[3]



~ 6-7%
Market (IDC)

(1) Excludes Dealer Services in all periods.
(2) PEO estimated at ~11% of total revenue based on management commentary noting PEO comprises ¼ of HRS revenue (Q2'2017 earnings call), growing double-digits. Pass-through costs estimated at $165m. Adjusted results for Paychex change in accounting with respect to PEO pass-through costs in FY'2014. Assumed PEO has achieved a 15% CAGR since 2011, consistent with management commentary.
(3) Estimated 2011-2017 CAGR. Based on Wall Street research, IDC (Payroll and HCM vendor share report) and ADP's 2015 Analyst Day presentation.

38

Reported Bookings Appear Good

ADP's total reported bookings suggest a ~7% CAGR since FY 2011. This is not heroic in light of industry tailwinds and an 8% CAGR increase in ADP's sales force(1)



CAGR
~7%
$2,000
$1,500
$1,000
$500
$0
Bookings ($m)
$1,082
$1,215
$1,350
$1,440
$1,625
$1,750
$1,655
$1,750
2011A
2012A
2013A
2014A
2015A
2016A
2017A
2018E

	2011A	2012A	2013A	2014A	2015A	2016A	2017A	2018E	CAGR (%)
Quota-Carrying Sales Reps.(1):	*~4,000*	*~4,400*	*~4,700*	*~5,000*	*~5,500*	*~6,000*	*~6,540*	*~6,800*	*~8%*

Source: SEC financials, press releases.
(1) FY'2011, 2012, 2014, 2015 and 2016 informed by conference call commentary. FY'2013 extrapolated based on 2012 and 2014 commentary. 2017 and 2018E based on management growth rates discussing the growth in total salesforce using the 2016 figure as a base.

39

PEO Pass-Through Costs Overstate Net "Economic" Bookings and Mask Bookings Weakness in ES[1]

- ADP reports worldwide new business bookings by consolidating Employer Service and PEO bookings[2], which should be reported and analyzed separately
- We estimate that pass-throughs embedded in gross bookings have increased materially (from ~27% to ~37% of gross bookings) given the PEO's growth, inflating bookings growth by ~200bps p.a.

Estimated Employer Services vs. PEO Bookings ($m) [1,3]



$2,000
$1,500
$1,000
$500
$0
Bookings ($m)
$1,082
27%
$1,215
29%
$1,350
26%
$1,440
31%
$1,625
30%
$1,750
32%
$1,655
37%
$1,750
37%
2011A
2012A
2013A
2014A
2015A
2016A
2017A
2018E
CAGR
Gross: ~7%
Net: ~5%
PEO: ~12%
ES: ~4%
Employer Services
PEO (Net Bookings, Excl. Pass-Through)
PEO Pass-Through Bookings

(1) Note that ADP does not break out the amount of PEO pass-through cost included in bookings. The Company has given conflicting responses on conference calls and in conversations with investors and analysts. On the latest conference call management commented that PEO bookings are net of pass-through costs and constituted 20-25% of total bookings (implying PEO net bookings of $330m-$415m). We believe this is unlikely relative to $836m in net PEO revenue and a ~86% estimated retention rate. It would also suggest a large unexplainable revenue loss implied in Employer Services. We believe current Employer Services bookings are approximately $900m-$1,100m and pass-through costs are in fact included in bookings.
(2) ADP financial press releases reference; "Employer Services/PEO new business bookings growth – worldwide."
(3) PEO bookings assumes ~80% retention increasing to 86% (per the 10K client life disclosure) and estimates for real pricing, pays-per-control and inflation in pass-through costs.

40

Category Example of Historical Disclosure Year Last Reported Currently Reported? Revenue and Client by Sub-Segment “[SMB] is about $1 billion of revenue, it comprises about 382,000 clients… Then in the major accounts space… our revenue is about $2 billion in that space, 63,000 payroll clients... We have about a little over $2 billion of revenue in [Enterprise] and 4,000 clients.” Circa 2010 Payroll vs. Beyond Payroll Growth “[R]evenues from our traditional payroll and beyond payroll Employer Services businesses grew 3% and 13%, respectively, in fiscal 2011…” FY’2011 ________________________________________________ ADP management recently disclosed on a one-off basis that ADP’s upmarket business was >20% of revenue and 2,000 to 3,000 clients. (source: Q3’2017 Earnings Call) ADP has Reduced Important Disclosures ADP’s has significantly reduced relevant disclosure, making it challenging for investors to analyze underlying business trends and ADP’s competitive position by sub-segment (1)

While ADP has grown its client count in SMB and international (including acquisitions), its Mid-Market and Enterprise performance is poor ADP Reports Positive Overall Client Count Trends But This is Misleading ADP reports total client counts 2% – 3% annual growth, but this masks underlying weakness in critical sub-segments of ADP’s business ADP Client Count (As Reported)(1) Clients by Sub-Segment (Select Disclosure) (3) (4) (5) (6) (2) ________________________________________________ Note: Based on 2009 Analyst Day given level of sub-segment specifiicity provided. Excludes Dealer Services. Total client count, RUN, Workforce NOW, and PEO clients based on SEC Form 10-K. 510k RUN by ADP client count (10-K). ________________________________________________ 60k current Workforce Now clients (although not all in Mid-Market) and 5-6k remaining to be implemented. (Q4’Call) Q3’2017 earnings call management notes 2-3k upmarket clients. Implied based on the aforementioned. CAGR: ~3%

ADP's High-level Disclosures Do Not Tell the Full Story with Respect to ADP's Competitive Position

While ADP's total client count appears to be growing, the loss of larger clients disproportionately impacts overall performance

"Revenue for the year was up 7% on an organic basis, benefiting from a solid 6% client growth and from the continued strong performance of our downmarket, PEO and multinational solutions."
– Carlos Rodriguez (Q4 2017)

- **ADP needs ~185 SMB accounts or ~13 Mid-Market clients to replace the loss of just one Enterprise client**
- **If ADP lost 7% of Enterprise clients, and Mid-Market client growth was flat, ADP would need net +4.5% client growth from SMB to hold revenue flat(1)**

Implied SMB Client Growth to Hold Revenue Flat(1)

Enterprise Client Growth (%)	Mid-Market Client Growth (%): (2%)	(1%)	0%	1%	2%
(9%)	9.8%	8.1%	6.4%	4.6%	2.9%
(8%)	8.9%	*7.2%*	*5.5%*	*3.7%*	2.0%
(7%)	8.0%	*6.3%*	*4.5%*	*2.8%*	1.1%
(6%)	7.1%	*5.4%*	*3.6%*	*1.9%*	0.2%
(5%)	6.2%	4.5%	2.7%	1.0%	(0.7%)

Implied Reported *Total* Client Growth Despite Flat Revenue Growth

Enterprise Client Growth (%)	Mid-Market Client Growth (%): (2%)	(1%)	0%	1%	2%
(9%)	7.4%	6.2%	5.0%	3.8%	2.6%
(8%)	6.7%	*5.5%*	*4.3%*	*3.1%*	2.0%
(7%)	6.0%	*4.8%*	*3.7%*	*2.5%*	1.3%
(6%)	5.4%	*4.2%*	*3.0%*	*1.8%*	0.6%
(5%)	4.7%	3.5%	2.3%	1.1%	(0.0%)

- **While ADP would report 3.7% *total* client growth under this scenario, client mix-adjusted revenue would be flat (before sell-in, price, pays-per-control, mix, etc.)**

Note: See appendix for supporting analysis.
(1) Assumes international grows clients 2%. Assumes flat revenue per client (excludes sell-in, price, mix, etc.) across all business units.

43

________________________________________________ Q1’2015 Earnings Call. October 29, 2014. Ultimate Software Q1’2015 Investor Presentation. February 3, 2015. Scott Scheer. Q4’2016 Earnings Call. February 7, 2017. ADP Management’s Commentary on Client Wins/Losses is Misleading ADP Ultimate Software(2) vs “We typically get between 45% and 50% of our new units from ADP… I think our culture, product, and service -- we end up winning a lot. So, I don't know why that would change in the future, unless something dramatically happens, which I can't imagine what that is.” – Scott Scherr (CEO, President, Founder)(3) “We also have the same information for clients that we lose, so we have our wins and we have our losses, where they go. “Unfortunately, there really isn't -- I think we said this numerous times and it hasn't changed, that there really isn't one specific competitor or category, even… I wish could tell you that there is a specific pattern, but there isn't, which is a -- in my opinion, is a good thing. We don't see any one competitor that is creating an enormous problem for us, and we also don't see any one competitor where it is kind of easy pickings for us. I think it is fairly balanced across the board.” – Carlos Rodriguez(1) ADP’s Commentary on Competitors While ADP’s win / loss commentary is accurate at a total client level, it masks share losses to competitors in Mid-Market and Enterprise

ADP's Consolidated Revenue Retention Masks Enterprise Underperformance

- ADP's client retention appears to be in-line with weighted-average peer retention when adjusted for ADP's estimated business mix



Revenue (1) / Client (2) Retention (%)
100%
95%
90%
85%
80%
75%
70%
65%
60%
90%
81%
>95%
~97%
86%
~80%
95%
91%
>92%
ADP
Paychex
Workday
Ultimate
Insperity
Trinet
Cornerstone
Paycom
Paylocity
ADP
SMB
Enterprise
PEO
HCM
Major Accounts

- Note that Ultimate has a best-in-class ~97% retention, while growing rapidly – this contradicts the notion that ADP's "high touch service" model leads to differentiated retention vis-à-vis "SaaS" competitors

We believe that ADP's retention is better than peers in SMB, but is <u>well below peers</u> in Enterprise

Source: SEC filings and public transcripts.
(1) ADP, Cornerstone, Paycom and Paylocity report revenue retention.
(2) Paychex, Workday, Ultimate, Insperity and TriNet report client retention.

45

Weak Underlying Trends are Also Masked by “Sell-in” (Sales of Additional HCM Modules to Existing Clients) ADP’s competitive weakness is masked partially by “sell-in” driven by recent industry trends toward HCM Beyond Payroll Recent sell-in has inflated growth as the industry built-out Beyond Payroll If ADP is not a clear winner in HCM, including in Enterprise, it will lose most of the sell-in opportunity. It is not enough to keep the payroll account ________________________________________________ Note: See appendix for supporting detail. +$0.6bn ($0.9)bn +$0.1bn +$0.2bn ($0.3)bn +$0.8bn +$1.2bn +$0.8bn ~$0.0bn +$2.5bn “Other” Includes: Sell-In, Price, Mix-Shift (including BPO, etc.), Pays-Per-Control, FX, M&A

________________________________________________ Q2’2016 Earnings Call. February 3, 2016. Q3’2017 Earnings Call. May 3, 2017. Sell-In Won’t Last Forever… “[H]istorically our mix has been 50/50 -- about 50% of bookings roughly towards new client counts and new logos, and 50% of upsell. And but obviously, at the elevated levels of ACA selling, the mix has shifted a little bit because most of the ACA has been really selling to our existing client base. So in the current year, that mix is a little shifted [more than 50% sell-in].” – Jan Siegmund (Q2’2016)(1) Sell-in has recently been >50% of bookings; ADP’s growth rate is decelerating as the Company now needs to focus on “new logos” (new clients) “[W]e've kind of tilted our focus now more towards new logo growth and new share from kind of the traditional approach... But this is a fairly significant change from a sales force mentality standpoint where we were for several years, focused on upgrades and on incremental sales of other modules to the existing client base as we upgraded them, combined with selling something called ACA, which to some extent, was a significant tailwind. So we're moving into a different environment.” – Carlos Rodriguez (Q3’2017)(2) Recent sell-in was a market-driven opportunity as HCM Beyond Payroll gained widespread adoption. Future growth will be challenged without a best-in-class HCM product suite driving “new logos”

ADP’s Reported Employer Services Margins in its SEC Filings are Overstated

ADP’s Employer Services SEC Margin Disclosure ________________________________________________ Source: ADP Form 10-K. Page 32. ADP’s Form 10-K, Page 32 “Employer Services’ overall margin increased from 30.4% to 30.6% for fiscal 2017…”

45 Pages Later the Company Explains that Employer Services Margins are Overstated ________________________________________________ Source: ADP Form 10-K. Page 77. ADP Form 10-K, Page 77 “There is a reconciling item for the difference between actual interest income earned on invested funds held for clients and interest credited to Employer Services and PEO Services at a standard rate of 4.5%.” If ADP reported float income as a separate segment there would be no confusion

To compare with competitors, one must (1) exclude float-income as a separate line-item, and (2) charge Employer Services for corporate overhead(1) Our analysis focuses on a “Net Operational Profit Margin” to isolate float income (including the overstated credited yield) and to properly account for corporate expenses What is Employer Services’ Actual Operating Margin? Adjusted Segment Level Operating Profit Margin (%) ________________________________________________ Corporate overhead allocated as a percentage of net operational revenue contribution.

Once you exclude float income and charge corporate overhead to Employer Services you can then compare with competitors

ADP is Significantly Larger than Competitors

- Comparable benchmarking requires adjusting ADP's gross operational revenue for significant PEO pass-through revenue / costs

Net Operational Revenue(1) – Sorted by Relative Scale



Operational Revenue (Ex-Float)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Largest
Smallest
SMB
Enterprise
PEO
Beyond Payroll HCM
"Mid-market"
$9,354
$2,936
$1,569
$781
~$700
$647
$423
$329
$296
ADP
Paychex
Workday
Ultimate
Insperity(2)
TriNet
Cornerstone
Paycom
Paylocity
ADP
SMB
Enterprise
PEO
HCM
Major Accounts
PEO Pass-Through

ADP Comparative Size:	*3x*	*6x*	*12x*	*13x*	*14x*	*22x*	*28x*	*32x*
ADP Comp. Segment Size:(3)	*~1x*	*~1x*	*~2x*	*~1x*	*~1x*	*~7x*	*~10x*	*~11x*

Note: Based on latest fiscal year end, as relevant. Note that Kronos and Ceridian are two privately-owned competitors which do not have public financials.
(1) Net operational revenue excludes float income ("Funds Held for Clients") and PEO Services pass-through costs (~$2.6bn for ADP).
(2) Insperity Net Operational Revenue estimated based on TriNet's gross margins.
(3) Estimated relative size of ADP's sub-segment revenue as compared to pure-play public peers.

53

Despite its Scale, ADP's Net Operational Revenue per Employee Significantly Underperforms Competitors

- **When adjusted for PEO pass-throughs, ADP substantially trails its competitor group in efficiency, despite ADP's significant scale advantages**
  - This deficiency is not specific to one "category" of competitor (e.g., SMB) but appears consistent across the spectrum (except for sub-scale, rapidly growing mid-market comps)

Net Operational Revenue per Employee(1) (Ex-Float)



Largest
Smallest
$300
$250
$200
$150
$100
$50
$0
Net Op. Revenue / Employee ('000)
$161
ES: ~$153
$214
$238
$209
~$269
$249
$232
$159
$148
Median: $223
ADP
Paychex
Workday
Ultimate
Insperity (2)
Trinet
Cornerstone
Paycom
Paylocity
ADP
Excluding PEO
SMB
Enterprise
PEO
HCM
Major Accounts

Note: Based on latest fiscal year end, as relevant. Note that Kronos and Ceridian are two privately-owned competitors which do not have public financials.
(1) Net operational revenue excludes float income ("Funds Held for Clients") and PEO Services pass-through costs (~$2.6bn for ADP).
(2) Insperity Net Operational Revenue estimated based on TriNet's gross margins.

54

ADP's Labor Productivity is Essentially Flat

- **ADP's flat labor productivity is troubling:**
  - Revenue growth should drive operating leverage
  - Industry-wide technological improvements including automation and product self-sufficiency should drive efficiencies and margins

> ***Carlos Rodriguez, ADP, CEO***
>
> *"Our employee growth has grown slower every year since I've been CEO at about half the rate of revenue growth…"* – *CNBC, August 10, 2017*

Net Operational Revenue



Net Op. Revenue ($bn)
$10
$8
$6
$4
$2
$0
+55%
$6.0
$9.4
FY'2009 (1)
FY'2017

Headcount



Employees ('000)
70
60
50
40
30
20
10
0
+53%
38.0
58.0
FY'2009 (1)
FY'2017

Net Op. Revenue / Head



Net Operating Revenue Per Head ($'000)
$250
$200
$150
$100
$50
$0
+2%
$159
$161
FY'2009 (1)
FY'2017

(1) 2009 used as a starting point given the availability of segment headcount for Dealer Services (reported as 7k in 2009) in the 2009 Analyst Day presentation. Alternatively, net operational revenue per employee grew ~5% (~1% CAGR) using estimated 2011 headcount as a base. 2011 headcount estimated based on extrapolating Dealer Services headcount between the 7k reported in 2009 and CDK's reported 2014 headcount of 9k.

55

Despite its Scale, ADP's Gross Margins Significantly Lag Competitors'

- ADP's adjusted gross margins[1] are significantly lower than competitors' despite ADP's significant scale advantages

Adjusted Net Operational Gross Profit Margins (%)



Net Operational Gross Margin (%)
100%
90%
80%
70%
60%
50%
40%
30%
Largest
Smallest
Recurring Median:(2) 74%
Median: 71%
60%
ES: ~58%
ADP (1)
Paychex
Workday
Ultimate
Insperity
TriNet
Cornerstone
Paycom
Paylocity
ADP
Excluding PEO (ADP)
SMB
Enterprise
PEO
HCM
Major Accounts
Recurring Adjusted Gross Profit

Note that Kronos and Ceridian are two privately-owned competitors which do not have public financials.

(1) ADP's gross margins adjusted to exclude float income (-$397m) but add-back Systems Development and Programming Costs (+$628m) and Depreciation and Amortization (+$226m) to be more consistent with competitor gross margin presentation. Competitor gross margins have similarly been adjusted (as relevant) for comparability purposes. Gross profit margins presented as a percentage of adjusted net operational revenue, excluding float income and reporting the PEO net of pass-through costs.

(2) Excludes services and implementation revenue / associated gross profit.

56

Apples-to-Apples Benchmarking to Competitors Shows Dramatic Underperformance Achieving just competitor-level efficiency would yield massive improvements in profitability Net operational revenue per employee (ADP $161k vs. $223k competitor median) Adjusted gross margins (ADP 60%(1) vs. 74% recurring median(2)) Implies a ~$1.3 billion gross profit uplift opportunity on current revenue Additional opportunity below the gross profit line in other P&L items (discussed later in the presentation) Our due diligence suggests ADP’s underperformance is largely in Employer Services (not the PEO), due to poor software and technology, bloated support, and broad organizational inefficiency In our analysis, we adjust for modest business-mix differences between ADP and competitors due to ADP’s lower-margin HR outsourcing revenues and lower-margin, growing international markets ________________________________________________ ADP’s gross margins adjusted to exclude float income (-$397m) but add-back Systems Development and Programming Costs (+$628m) and Depreciation and Amortization (+$226m) to be more consistent with competitor gross margin presentation. Gross profit margins presented as a percentage of adjusted net operational revenue, excluding float income and reporting the PEO net of pass-through costs. Excludes services and implementation revenue / associated gross profit.

ADP has an Enormous Margin Opportunity in ES Employer Services (“ES”) Current Optimized Key Drivers Gross Margin ~58% 72% – 75% Automated product support, implementation, and reduced back-end spend Sales Expense NA Low 20s% Increased sales force productivity General & Admin NA L-S-D% Corp. restructuring, reduced spans-and-layers SG&A 28% ~24% – 27% R&D 7% ~7% Reduced legacy spend, reinvest in R&D D&A 3% 3% SBC 1% 1% Operating Profit ~19% 34% – 40% ß Potential: HCM SaaS at current scale - Drag from lower-margin businesses (170) – (380)bps $1-1.3bn of business at mid-teens-to-20% margin + Operating leverage + 250 – 375bps High fixed-cost: +50-75bps p.a. leverage Potential ES Margins (FY ‘22) 35% – 40% ß Structural potential for ‘22 ES margins Employer Services is materially underperforming and should achieve 35% or greater margins by FY 2022 if properly managed

Because ADP participates in SMB, Mid-Market, Enterprise, and International, ADP’s structural margin potential can be best estimated by benchmarking against competitors in each sub-segment

IV. Potential Margins by Sub-Segment

How We Analyze the Business-Mix-Adjusted Structural Margin Potential of ADP: We do not presume the current margin of any sub-segment (e.g., International) is the structural potential margin We estimate the structural potential margin of ADP's various sub-segments by analyzing the segments' underlying economic characteristics (scale, market position) and performance relative to direct and/or related competitors We then estimate the consolidated Employer Services margin by multiplying the structural margin of each sub-segment by its estimated percentage of Employer Services revenue

Paychex is an Appropriate Comparable Paychex is a direct comparable to ADP in SMB (low- to mid-20s% of ES) Both are mature industry participants with mid- to high-single-digit revenue growth and a “service bureau” legacy Paychex had ~20% operational margins in the late 1990s. Paychex expanded margins to 32% by 2001, and 38% by 2013 Payroll (~55%) and Human Resources Services, including Beyond Payroll (~22%) and ASO / PEO (~22%); business mix is very similar to ADP Paychex’s ASO is significantly large; PEO is smaller as % of revenue Former senior ADP executives stated that internal “like-for-like” SMB-only benchmarking to Paychex showed 1,500bps+ lower margins at ADP, with some recent improvement ________________________________________________. PEO estimated at ~11% of total revenue based on management commentary noting PEO comprises ¼ of HRS revenue (Q2’2017 earnings call), growing double-digits. Pass-through costs estimated at $165m.

ADP vs. Paychex

Paychex is an ADP competitor that has reached its mature growth phase; yet, ADP trails Paychex significantly across all metrics: revenue productivity, gross margin, and operational profit margin (ex-float)

Net Op. Revenue per Employee(1) ($'000)



$250
$200
$150
$100
$50
$0
Operational Rev Per Employee ($'000)
+1.3x
$161
$214
ADP
Paychex
ADP
Paychex
Ex-PEO

Adjusted Gross Profit Margin(1,2) (%)



100%
80%
60%
40%
20%
0%
Gross Profit Margin (%)
+1,500bps
60%
74%
ADP
Paychex
ADP
Paychex
Ex-PEO

Adjusted Operational EBIT Margin(1,3) (%)



50%
40%
30%
20%
10%
0%
Operational Profit Margin (%)
+1,900bps
22%
41%
ADP
Paychex
ADP
Paychex
Ex-PEO

(1) For both ADP and Paychex analysis excludes Client Funds and PEO pass-through costs. Paychex PEO pass-through estimated at $165m on ~$340m of gross PEO revenue. Assumes ADP has 2,500 dedicated PEO employees. Assumes Paychex has 580 dedicated PEO employees, 75% gross profit margins and 40% net operational profit margin.
(2) ADP's gross margins adjusted to exclude float income (-$397m) but add-back Systems Development and Programming Costs (+$628m) and Depreciation and Amortization (+$226m) to be more consistent with competitor gross margin presentation. Gross profit margins presented as a percentage of adjusted net operational revenue, excluding float income and reporting the PEO net of pass-through costs.
(3) Excludes float income and pass-through costs. Note ADP's Employer Services margin of 19%; ADP's PEO has a 48% net operational margin. See appendix for margin bridge.

63

ADP vs. Paychex: the Gap is Widening

While Paychex historically generated similar Net Operational Revenue per Employee as ADP (from 2008-2011), it has dramatically outperformed ADP since 2011

Net Operational Revenue per Employee[1] ($'000)



Operational Revenue per Head ($'000)
$250
$200
$150
$100
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
ADP (2)
Paychex (3)

Net Operational Revenue Benchmarking Per Employee[3,4] ($'000)



Operational Revenue Per Head ($'000)
$250
$200
$150
$100
+1.4x
4.4% CAGR
$159
$158
$161
$214
2009A
2017A
ADP
Paychex

Note: Paychex has a fiscal year end May 31 as compared to ADP's fiscal year end of June 30.

(1) For both ADP and Paychex analysis excludes Client Funds and PEO pass-through costs.

(2) 2008-2014 includes Dealer Services given lack of consistent disclosure. 2015 through 2017 exclude Dealer Services. Note that dealer services had revenue per employee of ~$220k at the time of the spinoff from ADP.

(3) PEO estimated at ~11% of total revenue based on management commentary noting PEO comprises ¼ of HRS revenue (Q2'2017 earnings call), growing double-digits. Pass-through costs estimated at $165m. Adjusted results for Paychex change in accounting with respect to PEO pass-through costs in FY'2014. Assumed PEO has achieved a 15% CAGR since 2011, consistent with management commentary.

(4) ADP excludes Dealer Services in both periods. 2009 employee headcount excluding Dealer Services based on disclosure from ADP's March 2009 Analyst Day presentation.

64

________________________________________________ Employer Services revenue only. Assumes PEO has 2,500 dedicated employees (in-line with Insperity and TriNet). $226k as reported. $214k excludes PEO pass-through costs (estimated at ~$165m). Paychex PEO believed to be ~$340m based on management commentary. Note that Paychex PEO SEC pass-through revenue is not directly equivalent to ADP given Paychex direct pass-through costs include only “certain” benefit premiums. Excludes float income, excludes PEO EBIT. Allocates corporate overhead proportionally based on percentage of net operational revenue. Reported operational margins (ex-float). Excluding PEO pass-through costs of ~$165m. SMB: Structural Margin Potential ~41% Key Observations SMB comprises a ~mid-20s% of Employer Service revenue, or ~$2bn+ of operational revenue Paychex Service Revenue (Ex-PEO) = $2.8bn ADP discloses 510k RUN clients, compared to 605k Paychex clients We estimate ADP’s SMB retention is slightly greater than Paychex’s (at 81%) HR BPO mix: Paychex has a large ASO and PEO business, collectively ~22% of Paychex service revenue Reported PAYX’s margins are 38%, while estimated net SMB margins are ~41%(4) Employer Services Trails Paychex’s Net Operational Revenue Per Head ADP’s SMB should approximate Paychex’s ~41% operational margins Comparable Paychex Operational Margins are ~41% (1) (2) (3) (4)

The Math Doesn't Add Up...

- If ADP earned Paychex's ~41% SMB margin[(1)] on its ~$2bn SMB business, it would imply ~$820mm of operating profit. SMB-only profits would therefore account for ~50%+ of total Employer Services total profit
  - If true, this would imply the rest of the Employer Services business earns ~12% operating margins on $6.5bn of revenue



Implied Employer Services Margin Ex-SMB
$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
$8,518
$6,518
$2,000
x41%
19%
Implies ES Ex-SMB Margins of 12%
Net Operational Revenue
Operational Profit
ADP SMB @ Paychex Profitability
Implied All Other

Note: Excludes float income. Paychex margins exclude pass-through costs. ADP's ~19% margins allocates corporate overhead as a percent of net operational revenue.

66

Mid-Market:
Structural Margin Potential ~35% to 45%

Key Observations

- Mid-Market is ADP's largest sub-segment at ~35% – 40% of Employer Service revenue
- ADP is by far the #1 market leader, ~10x public competitors, and enjoys massive scale
- Small regional competitors (Paycom, Paylocity) report recurring operational gross margins of 73% – 85%(1)
- **Layering ADP's *current* operating expense burden of ~39% on competitor gross margins of 73% – 85% yields operating margins of 34% – 46%**
- Multiple former ADP executives have articulated their belief that Mid-Market has the highest structural margin potential as it sits in a "sweet spot" between SMB and Enterprise, with moderate churn, good pricing power, lower sales-intensity, good ancillary module attachment rates, and a larger revenue base over which to spread service and support expense

Small Competitors Exhibit Structurally Attractive Gross Profit Margins *(1)*



100%
80%
60%
40%
20%
0%
85%
73%
Paycom
Paylocity
Adj. Recurring Margins (%)
Service & Implementation (%)

Our analysis suggests that Mid-Market should have operating margins of 35% to 45%

Source: SEC filings.
(1) Adjusted to exclude float income and to strip out D&A (expensed below the line) for consistent comparisons to ADP.

67

Investors should consider the growth and scale of competitors when gauging current and potential structural operating margins of competitors Comparisons to Sub-Scale and Rapidly Growing Peers Sub-scale and rapidly growing peers have significant operating expense burdens in their P&L – margins improve with greater scale and lower growth Main P&L Drivers for HCM Competitors: “I think a good way for you to think about it is $1 of [new] revenue costs us about $1 of sales [and] implementation expense.” – Gary Butler, ADP Former CEO (February 2009)(1) ________________________________________________ FY Q2 2009 Earnings Call. February 9th, 2009. Growth = Higher Upfront Expense Implementation Expense Sales & Marketing, including Commissions Service & Support Back-end Infrastructure & Technology R&D and Systems Development Expense Corporate G&A Fixed Costs (Which Scale)

Comparisons to Sub-Scale & Rapidly Growing Competitors (continued)

Comparisons to ADP's competitors are most appropriate at the revenue and gross margin levels given the higher operating expense levels of ADP's sub-scale and rapidly growing competitors

- In comparisons to competitors on revenue and gross margin, ADP should benefit from its significant overall and segment-level scale advantages over competitors

Growth vs. OpEx Burden



OpEx as % of Net Op. Revenue
100%
80%
60%
40%
20%
0%
Workday
Cornerstone
Paycom
Paylocity
Insperity
TriNet
Ultimate(1)
ADP
Paychex
0%
10%
20%
30%
40%
50%
LFY Net Op. Revenue Growth Rate (%)

Scale vs. OpEx Burden



OpEx as % of Net Op. Revenue
100%
80%
60%
40%
20%
0%
Workday
Cornerstone
Paycom
Insperity
Paylocity
TriNet
Ultimate(1)
ADP
Paychex
$0
$1,000
$2,000
$3,000
$10,000
Net Operational Revenue

Note: Based on reported operating expenses including expensed stock-based compensation.
(1) Adds back $42.8m of stock-based compensation expense associated with modifications made to the company's change in control plans.

69

Ultimate at Scale: Illustrative Margin Profile Higher absolute growth (>20%) burdens Ultimate’s P&L with implementation expense and variable sales commissions; G&A and R&D will scale over time ________________________________________________ Source: Ultimate Public financials. Adjusted to exclude certain one-time change-in-control payments included in Sales and Marketing and General and Administrative. Otherwise expenses stock-based compensation. At scale, when growth slows, Ultimate’s structural margins should be 32% - 40%

Ultimate at Scale: Wall Street Agrees ________________________________________________ Source: Wall Street research. Emphasis added. “Substantial long-term operating leverage: Longer term, our hypothetical margin expansion analysis shows the potential for a significant ramp in pro forma operating margins from 12% currently to 30-40%, in theory, as revenues grow to scale and sales and marketing (S&M) costs normalize. We strongly believe that the SaaS business model can ultimately achieve a margin structure similar to that of traditional on-premise software businesses—a view that we believe is underappreciated by the Street.” – Nomura, Aug 2012 Wall Street research estimates Ultimate’s structural margin potential to be 30% – 40% when it reaches scale “Performing the same analysis for Ultimate Software Group, with its current renewal margins between 48% and 50% over the last four years, this would imply long-run, fully- scaled potential operating margins in the low-30% range (Ultimate’s non-GAAP operating margins today are ~20%). ” – Goldman Sachs, July 2017

Question Answer Justin Furby, William Blair “Longer-term margins, two of your competitors have a little bit of a different margin structure: Paychex, high 30s%, 40%; ADP, mid 20s%. Where do you guys think you shake out over the very long term?” Mitch Dauerman, Ultimate Software, CFO “We look at Paychex's business model and think that that's one that we can emulate as we grow over time. I don't know when you get to, what is it, 35%, 40%. But we can see us steadily expanding margins for a number of years. The goal is to try to see if we can keep growing at 20% as long as we can. If you're growing that fast, it's going to be hard to expand the operating margins by a lot more. But at some point, I think we can get up there.” William Blair Growth Stock Conference – June 15, 2016 Mitch Dauerman, Ultimate Software, CFO “…If I go out to the kind of the ending, when growth really slows, I think you would look at a company like Paychex, and you could see kind of the margin in that 35% to 40% range.” Morgan Stanley Technology, Media & Telecom Conference – March 1, 2017 Ultimate Software: Rapidly Growing vs. Scaled Operating Margins

Ultimate Software is an Appropriate Comparable Ultimate Software (“Ultimate”) is an appropriate comparable for ADP’s upper-mid and enterprise markets Ultimate Software was founded by Scott Scheer, in 1990, a former ADP executive Transitioned to cloud-based UltiPro offering in 2002 Ultimate Software has become a pure-play SaaS HCM provider to the mid-to -enterprise market Leader in integrated HCM, including Payroll, benefits, time & attendance, recruitment, and talent management Ultimate has been winning significant business from ADP Any assertion that Ultimate provides a different value proposition, or an inferior one, or less “service”, is not supported by its client retention or growth 40-50% of Ultimate’s wins come from ADP, suggesting 140-180 client wins and approximately $100-120mm of revenue won from ADP each year Mitch Dauerman, Ultimate Software, CFO (March 2017) “[O]ur primary – I would say it's the service bureaus on the high end. We see ADP and Ceridian have a number of larger customers, and that's where our [C]ompan[y’s] – the business [is] coming from. ”

Enterprise: HCM SaaS Margins 35% – 40%, but Decline to ~26% to 30% When Lower Margin Sub-Segments are Included

Key Observations

- Enterprise is now ADP's smallest sub-segment at ~20% of ES revenue(1)
- Segment margins suppressed by legacy, sprawling product portfolio and archaic back-end infrastructure
- Vantage scaling; may be replaced by next-gen HCM platform currently in development
- **Ultimate Software's structural operating profit margins are mid-30s% to 40% when it reaches scale and rapid growth slows**
- Segment includes certain lower margin / labor-intensive offerings, including COS, RPO, Benefits, 401(k), etc.
  - Estimated at ~40% of Enterprise revenue; structural margin potential likely ~16%-20%+

Alternate Enterprise Providers: Adj. EBITDA Margins (%)


Adj. EBITDA (%)
40%
30%
20%
10%
0%
32%
30%
Kronos (2)
Infor (3)

Lower Margin Revenue is a Modest Drag on Estimated 35%-40% Structural "SaaS" Margins

WEIGHTED AVERAGE SEGMENT MARGINS (%) (3)

		Lower Margin Revenue (COS, RPO, Benefits, 401(k), etc.)				
		$600	**$700**	**$800**	**$900**	**$1,000**
Op. Profit Margin (%)	**22%**	32%	31%	30%	29%	28%
	20%	31%	***30%***	***29%***	***28%***	27%
	18%	30%	***29%***	***28%***	***27%***	26%
	16%	30%	***28%***	***27%***	***26%***	25%
	14%	29%	28%	26%	25%	23%

We believe Enterprise should have consolidated operating margins of mid-20s% to 30%, including the drag from lower-margin BPO / benefits, etc.

(1) ADP management commentary. Q3'2017 Earnings Call. May 3, 2017.
(2) https://www.bizjournals.com/boston/blog/techflash/2016/01/mass-software-firm-eyes-1-2b-in-revenue-considers.html; see appendix case study.
(3) Q4'2017 Lender Update, pro forma "cash" adjusted EBITDA. Note only a minority of Infor revenue is HCM specific. Current margins are suppressed by license to SaaS transition.
(4) Assumes total segment revenue of $1.7bn and structural SaaS margins of 37%.

74

International:
Structural Margin Potential ~25% to 30%

Key Observations

- We believe the components of International ES include:

Vast Majority of Intl. Revenue

  - In-country domestic HCM / payroll (ADP is a #1 or #2 market player), including Canada and Western Europe, which should be structurally very profitable (i.e. 30%-40%+)
  - Multinational revenue "approaching $600m," growing teens+, scaling rapidly, with structural margin potential "even better than"(1) other international segments
  - International managed payroll
  - Lower margin (e.g. ~5% – 20%) international growth markets including China, India, LatAm without full scale

Small Minority of Intl. Revenue

Domestic HCM is Structurally Profitable



EBITDA Margin (%)
50%
40%
30%
20%
10%
0%
33%
29%
45%
NGA (2) (U.K.)
NGA (2) (AUS / NZ)
P&I (3) (Germany)

Revenue:	*£133m*	*£20m*	*€125m*

Select ADP Management Commentary

"Canada is a relatively large business… and it's quite profitable." (4)

"[T]he old GSI in Europe was what I would call more margin focused." (5)

"Our margins in France, where when we acquired GSI back in '95, are excellent." (6)

Across the portfolio, International margins should be mid-20s% to 30%

(1) Arthur Weinbach, Q4'2006 Conference Call. August 2, 2006.
(2) Based on NGA reported "Underlying Revenue." UK includes SMB and Mid-Market.
(3) https://www.pi-ag.com/pi-ag/investor-relations-en/financial-statements
(4) Carlos Rodriguez, Q2'2015 Conference Call. February 04, 2015.
(5) Gary Butler, 2008 Analyst Meeting. March 23, 2008.
(6) Arthur Weinbach, Q4'2006 Conference Call. August 2, 2006.

75

ADP's Structural Margin Potential by Underlying Business Sub-Segment

Substantial majority of ES's revenue base has structurally high potential margins

Illustrative Employer Services Business Mix

Structurally High Margin (35%-40%+) HCM "SaaS" (Est. ~70%-80% of ES Revenue)

- Small Business (Incl. ASO)
- Mid-Market
- Enterprise SaaS (Payroll, HRIS, etc.)
- Scaled In-Country International Revenue (Canada, France, UK, Germany, Netherlands, etc.)

Scaling to 30%+ Margins (Est. ~10% of Revenue)

- Vantage
- Multinational

Lower Margin (15%-22%) (Est. ~15%-20% of Revenue)

- Intl. Growth Markets
- Intl. Managed Payroll
- "COS"
- HRO, RPO, 401K, Benefits

■ Small Business ■ Major Accounts ■ National Accounts ■ International

76

Segment Comparables Demonstrate That ADP has an Enormous Margin Opportunity in ES

Employer Services is materially underperforming and should achieve 35% or greater margins by FY 2022 if properly managed

Employer Services	% of Revenue	Optimized Margin (%)	Evidence
Small / Medium Business	**Low- to Mid-20%s**	**38% – 42%**	Paychex ~40%+
Mid-Market	**Mid- to High-30%s**	**35% – 45%**	May be higher margin than SMB; massive scale
Enterprise	**~20%**	**Mid-20s to 30%+**	Ultimate targeting 35% – 40% margins
of which, COS	*L.S.D. %*	*Mid Teens – 20%*	*Was ~$150m in 2010; mgmt. has commented it's not a drag on margins*
of which, Benefits & Other	*L.S.D. %*	*15% – 20%+*	*WageWorks @ ~19% Op. Margins*
International	**~20%**	**Mid-20s to 30%+**	
of which, multinational	*~7%*	*Scaling to 30%+*	*"Approaching $600m" and scaling rapidly*
of which, best-in-breed	*H.S.D. %*	*30% – 40%*	Canada + France + UK, etc. Best-in-breed should be 30%-40%+ (eg. NGA, P&I)
Operating Profit		**32% – 36%**	**← Potential at *current* scale**
+ Operating leverage (+50-75 bps per annum)		*+ 250 - 375bps*	Operating leverage, pays-per-control & price
Potential ES Segment Margins (FY '22)		**~35% – 40%**	**← Structural potential for '22 ES margins**

77

Excuses for Lower Margins Don't Add Up

- ***"Unlike ADP's competitors, ADP provides "service" to its customers"***
  - The vast majority of what ADP calls "service" is product support to compensate for weak software and technology, which when fixed, will improve growth and margins
  - Value-added service – to the extent it is differentiated, unique, and value enhancing – should generate better pricing and/or a higher growth rates than peers given a superior value proposition
- ***"ADP has an outsourcing business which is lower margin"***
  - ADP reported ~$200m of HR BPO in 2010 (<$50m in ASO and ~$150m in COS); we believe this is collectively ~$500m today(1)
  - Circa 2016, ADP management noted that HR BPO has a margin profile "roughly in line… with our overall margin profile" [of ~20%](2)
- ***"Unlike competitors, ADP has a large PEO"***
  - We have segmented PEO performance in our analysis and focused on Employer Services margins which we estimate are ~19%. With the exception of a small PEO at Paychex, competitors do not have PEOs

(1) Q3'2010 Earnings Conference Call commentary (April 27, 2010).
(2) Q2'2016 Earnings Conference Call commentary (February 3, 2016).

78

Excuses for Lower Margins Don't Add Up

- ***"Unlike Paychex, only a minority of ADP's business is SMB"***
  - While this is true, if ADP achieved Paychex's margins in its SMB business, this would imply that the rest of Employer Services earns a 12% margin on $6.5bn of revenue (Slide 66)
  - ADP is not achieving its structural margin potential across multiple client verticals (likely including SMB). HCM SaaS offerings across all segments should have high margins. Ultimate Software expects to achieve ~35% – 40% operating margins when it reaches scale and as growth decelerates from ~20%+ per annum[1] (Slide 72)

- ***"ADP has a large international business"***
  - International is a combination of (1) best-in-class domestic products (which should have high attractive margins), (2) a rapidly scaling and differentiated multi-national product offering, and (3) high-growth, sub-scale international markets (which are lower margin, but a small portion of international revenue)
    - NGA has ~33% and ~29% EBITDA margins in its UK and Australia/New Zealand businesses,[2] while P&I (a German comparable) has a 45% EBITDA margin[3]
    - We understand that ADP's Canada and Europe (#1/#2 position, scaled markets) are structurally high-margin businesses, based on past management commentary and consultations with prior executives of various international markets

(1) Ultimate most recently affirmed this perspective at the Morgan Stanley TMT conference on March 1, 2017.
(2) http://www.ngahr.com/ar16
(3) https://www.pi-ag.com/pi-ag/investor-relations-en/financial-statements

79

V. What are the Causes of ADP’s Underperformance

ADP’s Underperformance in Employer Services is Broad-Based, But Fixable ADP’s underperformance in Employer Services is driven by numerous inefficiencies across ADP’s organization: Service organization is overstaffed and poorly structured Implementation teams are siloed and lack automation tools Back-end infrastructure is outdated and complex Sales force productivity is declining Too much spending on legacy systems Corporate structure is bloated, bureaucratic, and complex The time is now for ADP to make significant improvements Platform migrations should allow for significant margin uplift, if followed by necessary back-end and organizational improvements R&D COGS SG&A SG&A

A. ADP’s Service Organization is Overstaffed and Inefficient

Support ≠ “Service” ________________________________________________ Source: Interviews with prior ADP executives. “What they call ‘service’ is mostly support. The executives don’t understand this. They count as service: ‘you tried to run it, it’s not working, walk me through how to do this again…’ Why are you talking to the client? If you’re talking to the client because something you’re doing is broken, I’d argue you’re not providing a service.” – Former VP, Product Management ADP frequently touts its “service” capabilities as a differentiator. The substantial majority of what ADP externally calls “service” is actually “support” for product and back-end deficiencies ADP conflates support and service: “At ADP they use ‘Service’ and ‘Support’ interchangeably. They don’t understand that distinction. They don’t differentiate. Their notion of service is ‘how quickly we answer the phone,’ the number of ‘one-and-dones,’ repeat callers, etc.”– Former DVP, Business Transformation “70% of all calls or cases are for Tier 1 type support… If your product has better self-service administration tools so the client can make those changes themselves, you could get rid of a lot of folks… 80% of questions that came in are because of basic product limitations. Half of all your [Tier 1] support calls [70% x 80% = ~56%] would go away if you build a better product or enhance your [existing] product… [ADP] makes up for that with more ‘support,’ a little more hand-holding. They layer in some additional value-added services, but it’s offering ‘service’ to offset product limitations.” – Former DVP of Product Launch & Business Transformation

ADP does not distinguish between “service” and “support” when describing its service organization Service: Value-added enhancements which help clients utilize products Value-added services include compliance, tax, filings, etc. Adds value and should generate greater market share and/or higher pricing Support: Addressing problems and issues with product, value-detracting Can be minimized with more technologically-advanced, intuitive, and self-sufficient products (e.g. Apple, Amazon) à should be the effect of ADP’s product migrations if coupled with back-end improvements Improved product self-sufficiency is better for clients and better for ADP, and should reduce headcount meaningfully and drive significant margin ADP’s HCM product offerings, including support, are not viewed as differentiated as compared to its competitors’ offerings which don’t rely on as much human support Service vs. Support: A Key Distinction While ADP often cites its “service” as a key differentiator, most of this “service” is support for product deficiencies

ADP’s Service Footprint is Overstaffed ADP is not achieving leverage on its overall associate headcount, particularly in its service organization Service is the largest component of the associate count at ADP ADP’s service offering is highly labor intensive; support-related headcount needs should decline meaningfully with better product offerings ADP currently has >100 sub-scale, inefficient service centers around the country Local proximity was necessary before technological innovation Founders believed in acquiring real-estate near major highways Many locations and associates acquired through acquisition; acquired offices were frequently not integrated Former VP Business Transformation “[An] excessive percent of headcount is necessary to help them differentiate on service; competitive products [are] designed for self-sufficiency.” Former VP Business Transformation “[The] biggest opportunity is to find a way to go to market and deliver your product in a 2017 manner vs. a 1987 manner… I don’t think you need as many people as you do.”

ADP’s Service Structure: Sprawling and Sub-Scale ADP has ~10 million square feet of real estate and 143 US office locations

In July 2016, ADP announced its “Service Alignment Initiative” but has made no commitments regarding improved efficiency or client service levels

B. ADP’s Implementation Teams are Siloed and Lack Automation Tools

ADP’s Implementation Teams are Siloed and Lack Automation Tools Implementations are labor intensive and generally siloed by product – the current structure precludes operating leverage Substantial “hands-on-keyboard” implementation teams – thousands of employees involved in implementation efforts Labor intensive; ADP has not sufficiently invested in automation Competitors outsource / allow third-parties to assist with implementations Legacy architecture is disparate, in part due to historical acquisitions. Each product / module has discrete implementation teams No shared services infrastructure across implementation organization(1) Former Executive Officer “[The] service and implementation organization were never touched – [that’s] where most of the bodies are – there’s basically no leverage across the organization in these functions.” ________________________________________________ Circa 2015. Former Senior Director of Business Transformation at ADP “There [were] probably 7 or 8 completely different implementation organizations [within Enterprise]… Implementation was the most inefficient part of National Accounts.” Former VP, Business Transformation “ADP. Automatic. The irony of what ADP is doing is often keying data in manually… That’s essentially what many of these people [in implementation] are doing.”

C. ADP’s Back-End Infrastructure is Outdated and Complex

ADP **Payroll** Product Architecture[(1)]

"ADP isn't focused. They are trying to do everything, to everyone, everywhere. They go out fast-and-dirty. Under the covers there's no authoritative source [code] for ADP. It's duct-tape and bubble gum. Oh, and by the way, we have multiple instances of these products. And then all the legacy products. ADP refuses to turn anything off. ADP has what's known, a massive amount – a ***massive*** *amount – of technical debt."* – SVP of Infrastructure and Operations



SMB
Mid-Market
Enterprise
Multinational
Client Facing
Back-End Payroll Infrastructure
Strategic Platforms
Streamline
PCPW
Enterprise Payroll(2)
HR Anytime(2)
Payforce(2)
Globalview
Workforce Now 2.0 (Pay eXpert)
RUN Powered by ADP
Workforce Now
Vantage(2)
Enterprise HR(2)
ProBusiness Payroll
RUN Payroll Engine (~15 years old) SQL & .NET code
AutoPay – Mainframe (Decades old; written largely on COBOL code)
Powered by SAP (SAP HCM)(3)
ProBusiness Payroll Engine (FoxPro code)

(1) Compiled based on public sources and private interviews. Certain views may be dated and as such, ADP may have modernized the architecture in recent years.
(2) We understand that all of these products are premised on PeopleSoft code from the 1990s and are all functionally derivations of one another.
(3) http://global.sap.com/news-reader/index.epx?pressid=5238

91

While ADP’s core payroll engine “works” and has been the backbone of the Company’s offering for decades it is inefficient A “Spaghetti of code” written over time Written largely in COBOL Expensive to maintain; requires tenured engineers and programmers Does not work for other regions; payroll offerings are not on unified system SMB market moved to own payroll engine. ProBusiness Payroll, in Enterprise, on standalone payroll engine. International markets including Canada and Europe on separate payroll engines Does not allow for client customization Client payroll deduction code and other standard changes must be performed by ADP associates Bloated Back-End – Example #1: Outdated Payroll Engine ADP’s core payroll engine, AutoPay, is a decades-old inefficient legacy system

Bloated Back-End – Example #2: Enterprise Product Complexity Enterprise is ADP’s most dysfunctional business segment – ADP goes to market with overlapping and often competitive products on legacy architecture Vantage is a sub-scale product today, a “wrapper” around the legacy siloed product architecture; Vantage is likely unprofitable as ADP invests to redevelop the product Some lower-margin labor-intensive revenue including benefits administration, 401(k), etc.; ADP has begun to divest some of these businesses (COBRA/CHSA) Each product is managed independently with individual GMs, P&Ls and dedicated service and support teams Legacy architecture requires significant back-end resources to tie them together Former VP of National Accounts, Product Management “[There is a] GM for each one of these groups, all have their own P&L, all have their own bonuses... all of these GMs are incented based on their own business. They don’t really care all that much about the other functional capabilities… they are paid on their small slice of the Net Promoter Score for their own unit.” Former VP of National Accounts, Product Management “[N]othing talks to each other.”

Bloated Back-End – Example #2: Enterprise Product Complexity

- Enterprise consists of a combination of various products acquired over time, many of which have been cobbled together as Vantage

Legacy Payroll & HCM

- Enterprise HR (HRIS & Payroll)
- PayForce
- Pro Business Payroll
- PCPW
- Enterprise Payroll
- HR Anytime (HRIS)

Legacy & Individual Standalone Modules

- TimeSaver OnDemand (Time)
- Enterprise eTIME (Kronos Time & Labor)
- ADP Learning Management
- iLearn – Cornerstone (Learning Management)
- VirtualEdge (Applicant Tracking)(2)
- Talent Acquisition (The Right Thing)(2)
- Value Added Services– Tax & Compliance
- Workscape (Talent Management)
- Benefits – Separate Systems: BOSS, WinFlex, Legacy OBA, Next-Gen OBA, Waves
- Health and Welfare Services (Benefits)

Next-Gen Platforms

- Vantage
- Next-Gen HCM (Beta)
- Workforce Now(1)

Outsourcing

- The Right Thing (RPO)
- Full HR BPO ("COS")

Reporting & Analytics

- ADP Analytics
- ADP Reporting
- iReports & iPQV
- LogiXML
- Crystal

Note: The above may not be a complete representation of individual modules. Our research may be slightly outdated such that certain modules may have been sunsetted in recent years.
(1) Note that ADP sells Workforce Now in Enterprise. We understand that the product can scale quite well up to the ~3k employee range.
(2) We believed The Right Thing applicant tracking module replaced VirtualEdge; ADP may have allowed VirtualEdge to die on the vine.

94

ADP’s service organization has been attempting to unify onto a single instance of on premise Siebel CRM for the past ~10 years Plethora of home-grown widgets and manual workarounds By the time ADP fully migrates onto its unified CRM system, the system will be dated relative to best-in-class solutions One-off service center solutions – BUs leaders have had conflicting views on the priority of the CRM initiative over time Support teams lack a unified view of the client Bloated Back-End – Example #3: Outdated and Duplicative Support Tools ADP’s support teams lack a unified view of the client which hampers their ability to provide a robust client service experience

D. ADP’s Sales Force Productivity is Declining

ADP sales productivity should be analyzed on a net basis, isolating the gross up of PEO pass-through revenue on bookings Sales associates have grown from ~5,000 in FY 2014 to ~6,540+ currently,(1) (targeting 4% additional growth in FY 2018) while total Net and Employer Services Bookings have increased only modestly ADP has grown its sales force in recent years despite the abatement of ACA-related activity in an attempt to make up for declining productivity In light of the significant decline in aggregate productivity, we suspect there are likely some very low productivity sales associates Sales Force Productivity Opportunity Properly analyzed on net bookings, ADP’s sales force productivity has declined meaningfully in recent years ________________________________________________ ADP reported having 6,000 quota-carrying sales heads at the Nasdaq OMX investor conference (Dec’2015). On the Q4’2017 conference call ADP management disclosed sales heads had increased 9% over fiscal year 2016. Consistent with FY 2012, assumes ES bookings per sales head of ~$190k. Assumes normalized ES net bookings of $900m, implying 4,800 quota-carrying ES sales reps vs. the current ~6,100 estimated in ES (assumes 450 sales reps are PEO specific). Assumes average sales head at $50k-$70k per year (given lower relative productivity). If ADP returned to FY 2012 productivity levels in ES this would drive ~$65m –$90m of profit, or ~75bps – 110bps of margin opportunity for ES(2)

Sales Force Productivity – Less Than Meets the Eye

- When viewed on a gross basis, sales force productivity appears modestly negative vs. 2011, but is actually down significantly in recent years



CAGR (%)
Sales Force:
~4,000
~4,400
~4,700
~5,000
~5,500
~6,000
~6,540
~6,800
8%
Bookings Per Sales-Head ($'000)
$300
$275
$250
$225
$200
$175
$150
$125
Gross Bookings Per Head
(1)%
Adj. Net Bookings Per Head
(3)%
(4)%
2011A
2012A
2013A
2014A
2015A
2016A
2017A
2018E
Gross Bookings / Head (1)
Adj. "Net" Bookings / Head (Excl. PEO Pass-Throughs) (2)
Est. Employer Service Bookings / Head (3)

Adjusting for PEO pass-through revenue in gross bookings, sales force productivity is down ~20% vs. 2011

(1) Gross bookings reported per ADP management. Sales force headcount based on management commentary from quarterly conference calls.
(2) PEO bookings assumes 80-86% retention (per the 10K) and certain estimates for real pricing, pays-per-control and headline inflation on pass-through costs.
(3) Assumes PEO had 300 sales-reps in 2011 growing to 450 reps in 2017. Informed based on Insperity and TriNet sales force and prior ADP executive commentary.

98

Ed Flynn, Former EVP, Worldwide Sales and Marketing “The way to think about the 10% [growth in bookings], both in the past and in terms of our future intention, is that roughly half of our growth will come through headcount additions. The other half will come through productivity lift.” The “Best Direct Sales Force in the World” Is Underachieving its Potential ADP’s poor sales force productivity is inconsistent with the Company’s long-standing goal of driving bookings growth from both additional sales reps and productivity per sales rep ADP 2015 Analyst Day – March 3, 2015 Carlos Rodriguez, President & CEO “And that productivity has really been phenomenal for multiple years now. I'm sure that products are helping, but clearly it's also really great execution and great leadership in that organization. They have proven once again this quarter that we have the best direct sales force in the world.” ADP Q2 2015 Earnings Call – February 4, 2015

________________________________________________. Note: Analysis spreads estimated competitor net bookings over their last fiscal year average sales head count. Net bookings estimated by subtracting the change in recurring revenue (excluding implementation, PEO pass-through costs and float revenue) from the most recent fiscal year and the year prior to that. The analysis further adjusts for churn based on reported retention rates and assuming 2.4% pays-per-control and 1% net pricing. ADP gross bookings per management disclosure; net bookings adjusted for estimated PEO pass-through costs. ADP reported having 6,000 quota-carrying sales heads at the Nasdaq OMX investor conference (Dec’2015). On the Q4’2017 conference call ADP management disclosed sales heads had increased 9% over fiscal year 2016. Estimated based on a 2013 press release noting a 2,500 member sales-force and subsequent management commentary on the growth in the sales force from various earnings calls. Ultimate frequently touts it’s 120 “quota carriers” on various conference calls. Based on commentary from Insperity’s Q4’2015 Earnings Call and Q3’2016 Earnings Call. TriNet specifically discloses quota-carrying sales reps in SEC filings. Estimated based on management commentary that they target 1/3rd of total employees for Sales & Marketing. Assumes 75% of Sales & Marketing employees are quota-carrying. Based on Paycom’s disclosure of “Sales Teams,” assuming sales teams on average have 7 quota-carrying sales reps. Assumes 75% of Paylocity’s disclosed Sales & Marketing professionals are quota-carrying sales reps. Estimated Sales Force Productivity Per Quota-Carrying Sales Rep ($’000) ADP’s Sales Force Productivity Dramatically Trails Competitors LFY Avg. Sales Reps: NA ~6,270 ~2,900 120 ~390 ~467 ~390 ~273 ~212 (1) (2) (3) (4) (5) (6) (7) (8)

The Problem is Not the Sales Force... It’s the Products “And this goes back to the linkage of our focus on technology and innovation, because we can't prove that over the last three or four years -- because this has really been also coincident with an economy that's been improving. And so we can't tell you scientifically how much of our sales execution recently -- which has been great; 10% compounded annually -- is related to new products and to innovation. But we think it's an important factor, and we're not going to take our foot off of that pedal, and we're going to take that through the next -- if there is -- another economic cycles that either goes down or plateaus. “Because it's a change in philosophy that happens to be my philosophy. And so we have an incredibly rich history around our service delivery organization and capabilities and around our distribution and our sales. And it was my belief when I came into my job that what we needed to do was elevate our product and our innovation to the same level because they are an integral part of being able to deliver on this new business growth and by the way also in providing good service delivery to our clients. “So I just want to establish that linkage, because Ed's job [former EVP of Sales] -- at the risk of stating the obvious, Ed's job and our 5,500 sales force's job is much easier when they have great products than when they don't. It's that simple.” – Carlos Rodriguez, ADP 2015 Analyst Day (March 3, 2015) The best sales force in the world is only as good as the products it sells

E. ADP is Spending Significantly on Legacy IT Systems Support

ADP Outspends Competitors on Systems Development and Programming with Little to Show for It

- On an absolute dollar basis, ADP dwarfs competitor systems spending, other than Workday, which is growing rapidly and building out its ERP / financials product for Enterprise clients
- ADP *should* be an HCM technology leader given its vast spending and resources

Systems Development and Programming Expense ("SDP") / R&D ($m)



Research & Product Development (1)
$1,000
$800
$600
$400
$200
$0
50%
40%
30%
20%
10%
0%
as % of Adjusted Operational Revenue (%)
$859
9%
NA
42%
$662
Est. Non-HCM
~$230
20%
$159
2%
$13
8%
$53
16%
$68
9%
$30
14%
$43
ADP
Paychex (2)
Workday (3)
Ultimate
Insperity (4)
TriNet
Cornerstone
Paycom
Paylocity
ADP
Enterprise
Non-HCM R&D
PEO
HCM
Mid-Market

Note: Based on latest fiscal year end, as relevant.
(1) Includes both expensed and capitalized research & product development expenses, as relevant.
(2) Paychex does not specifically break out product development costs but rather reports them within "Other Expenses."
(3) Workday "Product Development" as presented excludes $18.5m of Non-GAAP "Other Operating Expenses" but includes $166m of share-based compensation expense. HCM specific R&D informed by primary research interviews with a former Workday product strategy and development executive.
(4) Insperity R&D as % of Adjusted Operational Revenue estimates Insperity "Net" revenue based on TriNet's gross profit margins.

103

Systems Development and Programming ("SDP") Spend Has Ballooned in Recent Years

- Despite management's goal to eliminate spending to support legacy architecture,[1] we believe these costs are relatively unchanged in recent years
- The change in composition in IT spend between legacy systems and new development is driven by higher absolute spend vs. a true reduction in legacy systems spend

Systems Development and Programming Spend by Category ($m)[2]



$1,200
$900
$600
$300
$0
Systems Development & Programming ($m)
~40% New
~60% Legacy
~$547 (3)
$219
$328
~65% New(4)
~35% Legacy(4)
$859
Est. $558
Est. $301
CAGR (%)
8%
~17%
~(1%)
2011A
2017A
Legacy Maintenance
New Development

	2011A	2017A
As % of Reported Revenue:	6.5%	6.9%
As % of Net Operational Revenue:	8.2%	9.2%

(1) Carlos Rodriguez, Sanford C. Bernstein Strategic Decisions Conference (May 2013): "Having said that, part of the reason we're moving our clients to common platforms is to eliminate costs that today are being really used to maintain old legacy platforms that aren't focused on innovation. So I think our need to invest more in R&D will be less if we have fewer platform so that we think that would be obvious."
(2) Includes both expensed and capitalized R&D. Categorization between legacy and new platform spend informed by management commentary.
(3) Reported Systems Development and Programming was $674m in fiscal year 2011, including Dealer Services. Dealer Services Systems Development and Programming estimated at 8.5% of revenue ($1,494m) based on the level of relative R&D spend at the time of the CDK spinoff. $547m is the estimated non-Dealer Services R&D.
(4) Circa FY 2015 management commented that the 40/60 heuristic had flipped to 60/40. We estimate that trend continues, largely from "New Development" spend.

104

ADP should achieve significant reductions in systems development and programming spend on legacy platforms and infrastructure To date, minimal reductions in legacy systems spend If ADP cut legacy systems expense by 50% this would drive ~$150m of profit and ~180bps of margin opportunity for ES ADP may need to increase near-term spending on several “one-time” items as it addresses its current deficiencies Spending to integrate numerous acquisitions and disparate platforms Spending on significant upgrades to back-end infrastructure We believe ADP’s current systems development and program budget is likely sufficient to build a world-class software and technology company once resources are repurposed from legacy systems to innovative R&D Legacy Systems Spend Opportunity We are supportive of spending on new products, product enhancements, and new growth initiatives, so long as the returns justify investment

F. ADP’s Corporate Structure is Bloated and Complex

ADP’s Corporate Structure is Inefficient Various business units operate in a mostly siloed manner Multiple HQs for each business unit Each business unit operates with its own staffing across most functions, including administrative functions (HR, Finance, etc.) Matrix structure with many functions having dotted line reporting to corporate roles (Sales, HR, Finance, Strategy, Legal) Limited integration across various business units Hard to share insights and leverage scale Various products have their own GMs and independent P&Ls; a culture of micro P&Ls Excessive management layers and organizational complexity “I know the goal was to get to a max of 7 levels between the [business unit] president and the lowest level… it was maybe 11?” (1) - Former VP of Learning & Performance ________________________________________________ For context, our research suggests Paychex has 4-5 layers.

ADP’s Sprawling Corporate Footprint ADP’s business units and corporate offices are spread across the country largely due to historical locations for each business Mid-Market (Majors) Small Business (SMB) Corporate HQ Enterprise (National Accounts) Value-Add and Tax PEO

ADP’s Sprawling Corporate Footprint (cont’d.) ADP’s Corporate HQ (Roseland, NJ), SMB (Florham Park, NJ), and Mid-Market (Parsippany, NJ) offices are a 15-20 minute drive from one another

G. Platform Migrations Should Drive Significant Margin Uplift

Better user experience More cross-selling of modules Higher retention Fewer errors with real-time capabilities Fewer manual processes Fewer support calls and less support activity Less maintenance expense Less R&D supporting legacy infrastructure Significantly higher growth and margins ADP’s Product Migrations Should Yield Big Improvements in Revenue and Margin Before Migrations Sprawling product offering Multiple products per functional offering Clients on multiple versions of each product Lack of integrated product back-end Processes to connect databases, if connected Multiple logins and passwords Limited self-service Password change Report generation Manually processes Telephone payroll Data conversion After Migrations One product, with various modules which can be enabled Version-less product; All clients frequently updated with new version rollouts Single or closely linked databases Single login, single password Self-service Password change Reports Customizations Automation; limited manual processes Characteristics of Product Offerings Outcome Absent back-end improvements, ADP will struggle to show improvements

VI. Root Causes of ADP’s Underperformance

A. Management Insularity & Culture

ADP's Management Team is Insular

"He's [Bill Ackman] saying that somehow the company is insular and that people stick around forever, and the people that have worked for me have been around the company for a long, long time. What he's not aware of is that my team is almost entirely new from the time I became CEO."

– Carlos Rodriguez (CNBC August 10, 2017)

- **ADP's senior executive management**

Name	Position	Age	Joined	Tenure
Carlos Rodriguez	CEO, President & Director	53	1999	18
Jan Siegmund	CFO & Corporate VP	53	1999	18
Thomas Perrotti	President of Worldwide Sales & Marketing	48	1993	24
Edward Flynn	President of Global Enterprise Solutions	57	1988	29
John Ayala	President of Major Account Services & ADP Canada	50	2002	15
Maria Black	President of Small Business Solutions & HR Outsourcing	43	1996	21
Douglas Politi	President of Added Value Services & Corporate VP	55	1992	25
Stuart Sackman	Corporate VP, Global Product and Technology	56	1992	25
Deborah Dyson	Corporate VP, Client Experience & Continuous Improvement	51	1988	29
Donald Weinstein	Corporate VP, Chief Strategy Officer	48	2006	11
Michael Bonarti	Corporate VP, General Counsel & Secretary	51	1997	20
Dermot O'Brien	Chief Human Resources Officer	51	2012	5
		Avg. Tenure		**20**

- **Executives have decades of tenure at ADP and effectively <u>no outside experience and perspective</u>**

114

ADP’s Management Team Needs Improvement ADP’s senior executive management team needs outside experience and fresh perspectives; historically, outsiders have been rejected ADP’s senior executive management team is lacking critical capabilities ADP should be hiring from leading companies in its quest to building a world-class organization Product / Software Development: Technology: Operations / Business Improvement: “[Senior executive] pushed for changes, [he/she] wanted us to become a tech company, then the corporate immune system kicked in.” - Former SVP, Technology

ADP’s Culture Needs to Change ADP’s insular, bureaucratic, and staid corporate culture causes the Company to trail competitors in recruiting talent, eroding the Company’s long-term competitive position Many of ADP’s direct competitors rank amongst the best places to work in the country, according to prestigious lists such as the Fortune 100 Best Companies to Work For list Challenge in recruiting employees “Insular, outsiders don’t get ahead” “Outside views aren’t considered or embraced, change never pursued” “ADP is an accounting and processing company” “ADP is not a technology or software company” 7. Ultimate Software 8. Salesforce 13. Intuit 18. Workday ADP is notably absent…

________________________________________________ Source: Glassdoor, Inc. July 2017. Note: Green stars denote Glassdoor Highest Rated CEOs from 2016 or 2017 based on U.S. employee feedback between 5/2/15 - 5/1/17. Overall Rating Approval of CEO Approve of Senior Management ADP Rank: Last 2nd to Last Last ADP Trails Major Peers Across a Variety of Employee Satisfaction Metrics

________________________________________________ Source: Glassdoor, Inc. July 2017. Culture & Values Recommend to a Friend Positive Business Outlook ADP Rank: Last Last Last ADP Trails Major Peers Across a Variety of Employee Satisfaction Metrics

B. Legacy Organization Structure is Neither Client Centric Nor Efficient

ADP's Structure is Not Client Centric and Requires Duplicative Back-Office Functions

ADP Business Structure Overview



ADP Corporate
Continuous Improvement
Value Added Services
Tax Excellence
Matrix into the BUs
Small Business (1-50)
PEO
Mid-Market (50-999)
Canada
Global Enterprise Solutions
Enterprise (1000+)
International
Intl. In-Country Structure
Multinational
Globalview
Streamline
Worldwide Sales & Marketing
Global Product & Technology
Strategy
Finance
Legal
HR
Matrix into the BUs
Hard-Line Reporting Structure
Matrix Functions to Segments

"The organization structure was always a pain point. It's arbitrary. The clients don't view the world the way ADP thinks about it."

– VP of Strategy and Business Development

Note: Informed by primary research interviews. The above represents a complete understanding to the best of our ability.

120

ADP’s Product Map Spills Across Business Units Complicating the issue, ADP’s product portfolio spills across multiple business units, creating duplicative implementation and support organizations SMB Mid-Market Enterprise Canada RUN by ADP TotalSource (PEO) Workforce Now Vantage

ADP’s Business Structure is Sub-Optimal ________________________________________________ Source: Interviews with prior ADP executives. ADP’s current structure is hurting ADP’s ability to execute in the marketplace while incentivizing sub-optimal outcomes The current structure: Does not put the client first Contributes to excessive headcount and duplicative functional capabilities, burdening the P&L Incentives empire-building and in-fighting “It was a maze. We were doing a disservice selling a 1,200 employee client Vantage when we would have done a better job selling Workforce Now… I’m not sure that the customer is at the center of the decision.”– Former SVP Product Strategy “Why are margins so low? Overhead. So many layers, so many inefficiencies with regards to the same people doing the same thing… each product or team has its own duplicative organization. There are still silo’s. ” – Former Sr. Director of Business Transformation “There were always turf wars at the seams. Imagine a 49 employee client moved into Majors and is now being sold Workforce Now. Who owns that client? Is this an SBS or a Majors upsell opportunity? Consider it – there’s separate sales leaders. Everything is segmented by size. The revenue is ‘owned’ by regional GMs with their own P&L. It’s a mess.” – Former DVP, Business Transformation

Hard-Line Divisional Functions Matrix Functions to Corporate ________________________________________________ Note: Informed by primary research interviews. Internal divisional segmentation may have changed in recent years. The above represents a complete understanding to the best of our ability. Additionally, we understand certain segments have different names for different functions. In Practice, ADP’s BU Presidents Manage Cost-Centers Without True Product Ownership Enterprise Talent & Labor Management Client Experience Business Transformation HR BPO Illustrative ADP Business Unit Overview Reports up through Continuous Improvement Matrix up to Corporate Global Product & Technology Strategy Finance Legal Worldwide Sales & Marketing HR Field Support Services (Tier 3 Support) Benefits Administration HR & Payroll Vantage “Shadow” IT Support Implementation

ADP’s Functional Matrix Structure is Sub-Optimal ________________________________________________ Source: Interviews with prior ADP executives. ADP’s functional matrix reporting structure hampers execution, precludes transformational change, and promotes waste The current structure: Prevents transformational change Drives sub-optimal outcomes for the broader business “There’s a structural problem that the people who are leading the company [the Business Unit President’s] are designed to lead service and implementation as the primary focus with a matrix for other [functions]. The other leading SaaS companies, service and implementation are utilities. They can matrix in. It’s the exact opposite at ADP... If you only control service and support, you’ll try and improve margin with that. Show 100-200-300 bps and do it on the backs of people, throw some efficiency service tools. They are incapable of fundamentally transforming the customer experience from a service business to a SaaS experience, they don’t control the tools.” – Former DVP, Business Transformation “Only three people [beyond Carlos] really looked across the entire business: head of IT, head of sales and the CFO. If doing your thing was bad for the overall business, but good for your business, that’s what you’d do because that’s what the incentives drove… I would integrate the service and implementations teams. [There is] an opportunity to restructure, get product complexity down. Look at the segmentation, figure out if this is right. Each BU has its own CFO, Finance, HR, etc. [It] creates a lot of internal waste. [ADP] should un-segment this business... There is so much replication.” – Former Senior Executive

VII. Financial Model Assumptions

ADP has Three Distinct Drivers of Value

Employer Services (“ES”)

Status Quo	Transformation
▪ Continued modest ~3% – 5% growth from FY 2018 to 2022 ▪ Incremental margin improvement of +50-75bps per annum after FY’18	▪ Growth accelerating from ~3% to ~7% by FY 2022 ▪ Enormous margin opportunity from ~19% to mid-to-high-30s% potential

Professional Employer Organization (“PEO”)

- Continued secular growth from underpenetrated base
- Conservatively assuming 12% growth (vs. 15% last 5 years)

Client Fund Interest (“Float Income”)

- Client fund balances conservatively assumed to grow ~3%
- Yield on float increasing from ~1.7% to ~2.6% with expected increase in interest rates (roll-forward of the yield curve on fixed income book)

126

Key Financial Modeling Assumptions Projected CAGR (’17A–’22E) Business Unit Last 6 Yrs. (‘11-’17) Status Quo Transformation Employer Services 5% 4% 5% (exit at 7%) PEO 14% 12% 12% Operational Revenue (Gross) 7% 7% 7% Interest on Funds Held for Client (5%) 14% 14% Total Revenue 7% 7% 8% Projected Margin (FY ’22E) Business Unit(1) 2017A Margin (%) Status Quo Transformation Employer Services ~19% 21% 36% PEO ~12% 14% 14% Operational EBIT ~17% 18% 28% Total EBIT (incl. Client Funds) ~20% 22% 32% Earnings per Share $3.70 $5.90 $8.70 ________________________________________________ Corporate / “Other” expense allocated to Employer Services / PEO based on net operational revenue.

Status Quo Valuation of ADP

- ADP will be challenged to re-accelerate Employer Services top line growth
  - Management has guided to 2% – 3% ES growth for FY 2018
- ADP's long-term EPS algorithm should drive modest margin expansion over time but will continue to leave ADP competitively exposed

Illustrative EPS Bridge – "Management Case" (1)



$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$3.70
$0.99
$0.65
$0.52
$0.04
$5.90
FY 2017 EPS
Operational Revenue Growth
Float Expansion
Operational Margin Expansion
Tax, Capital Structure & Other
FY 2022 EPS

Illustrative Valuation (2)

Projected EPS (FY 2022)	**$5.90**
Forward P/E Multiple	24.0x
Future Share Price	**$142**
Total Dividends	10
Total Return	**$152**
Total Return (%)	***38%***
IRR (%)	***9%***

(1) 2018 financials based on management guidance. Long-term model assumes Employer Service reaccelerates to 5% top line growth. Assumes PEO grows >10% with modest operational leverage. Assumes ES margins expand by ~60bps per annum through FY 2022. Assumes share repurchases targeting 50% of net income. Assumes a consistent dividend policy. Assumes 95% free cash flow conversion on net income. Assumes a constant capital structure and a reversion to a 33% tax rate.
(2) Projected June 2021 future share price based on a one-year forward P/E multiple on estimated FY 2022 earnings. IRR assumes a $110 share price and a mid-period convention for dividends.

128

The Value of ADP (Transformation) Our proposed “Transformation Case” for ADP will lead to more robust top-line growth (i.e. better competitive positioning in Enterprise) and expand long-term operating margins Near-term cash generation reduced by accelerated product investment and cash restructuring costs Illustrative EPS Bridge – “Transformation Case” (1) ________________________________________________ 2018 financials based on management guidance. Long-term model assumes Employer Service growth rates accelerates to 7%, achieving a 5% top-line CAGR through FY 2022. Assumes ES operating margins of 36% by FY 2022 (32% blended margin). PEO and Float Income assumptions unchanged vs. “Management Case.” Assumes ADP repurchases share targeting 50% of net income. Assumes near-term cash conversion compression given heightened investment and cash restructuring charges.

The Value of ADP (Transformation)

► Structurally higher long-term growth should translate into multiple expansion

Illustrative Valuation [1,2]

	P/E Multiple Uplift		
	24x	**26x**	**28x**
Projected EPS (FY'2022)	**$8.70**	**$8.70**	**$8.70**
Forward P/E Multiple	24.0x	26.0x	28.0x
Future Share Price	**$209**	**$226**	**$244**
Total Dividends	12	12	12
Total Return	**$221**	**$238**	**$255**
Total Return (%)	***101%***	***116%***	***132%***
IRR (%)	***20%***	***23%***	***25%***

Additional Upside Drivers

- Potential tax reform (currently ~33% tax rate)
  - 12% – 19% accretive to earnings at a 25% – 20% corporate tax rate
- Additional growth initiatives (see page 31)

(1) 2018 financials based on management guidance. Long-term model assumes Employer Service growth rates accelerates to 7%, achieving a 5% top-line CAGR through FY 2022. Assumes ES operating margins of 36% by FY 2022 (32% blended margin). PEO and Float Income assumptions unchanged vs. "Management Case." Assumes ADP repurchases share targeting 50% of net income. Assumes near-term cash conversion compression given heightened investment and cash restructuring charges.
(2) Projected June 2021 future share price based on a one-year forward P/E multiple on estimated FY 2022 earnings. Future "cash generation" credit is given for the aggregate change in cash through June 2021. IRR analysis based on a $110 share price and assumes a mid-period convention for dividends.

130

VIII. Solera & CDK Tell the Story

Case Study #1: Solera (Formerly ADP Claims Services Group)

ADP's Claims Services Group expanded margins by ~2,000bps within 5 years after sale by ADP

Adjusted EBITA Margins (%) (1)



Adjusted EBITA Margin (%)
50%
40%
30%
20%
10%
0%
Under ADP Ownership
Sale Completed (April 2006)
18%
20%
27%
32%
35%
38%
40%
2005A
2006A
2007A
2008A
2009A
2010A
2011A
ADP
Solera

"[O]ur performance was strengthened by our guiding principle to always attack waste... This included an effort to begin rationalizing our facilities and organizational assignments to drive unnecessary expense out of the business and to improve our customer intimacy by delayering the organization. We remain focused on executing our global pipeline of opportunities to improve our efficiency and reduce our waste. This will remain a major focus in fiscal year '08 and beyond." – Tony Aquila, CEO, President, Chairman[2]

Source: ADP and Solera Holdings Inc. SEC filings and transcripts.
(1) Adjusted EBITA adds back restructuring costs, acquisition related costs, litigation related expenses (most notably in FY'2015) and amortization of intangibles. Stock based compensated is expensed throughout.
(2) Q4'2007 Solera Holdings Conference Call. September 6, 2007.

132

Question Answer Gary Bisbee, Lehman Brothers “Then just the last question -- the Dealer margin is obviously doing terrific now that you've lapped the Kerridge. Can you give us a sense, as you look out over the next few years, what's sort of the margin potential of this business? Does it remain substantially above the levels you've been reporting in the last couple of quarters?” Gary Butler, ADP, Former CEO “Yes. Again, the business model there is no different than Employer Services. Again, sans acquisitions or significant investments, we would expect the core Dealer business to improve its margins 0.5 point a year as a way to think about it. So there are clearly 2 or 3 more points of margin improvement available in the Dealer market over a planning horizon.” ADP FY Q3 2007 Earnings Call – May 1, 2007 Case Study #2 – CDK Global: ADP Management Was Satisfied with CDK’s Margins

Case Study – CDK Global CDK Global, f.k.a. Dealer Services within ADP, was spun out from ADP on September 30, 2014 An activist investor, Sachem Head, announced an investment in CDK shortly after its spinoff In June 2015, aided by the help of an analysis by outside consultants, CDK announced its Business Transformation Plan Initial target to increase EBITDA margins by 1,300bps from 22% to 35% by FY 2018, with 150bps of margin expansion per annum thereafter Now targeting FY 2019 EBITDA exit margin of 40% or above Lack of focus on efficiency & margin opportunity or accountability for results which were substantially below its primary competitor This stark and recent case study brings up several questions: How can a $2bn revenue segment of ADP have margins which are >80% below optimal levels? What does this say about ADP’s corporate operating efficiency, culture, and governance?

CDK Global: A “Clean-sheet” Look at Margins Steven Anenen, CDK Global, Former CEO “What we have done with the Board is we said, listen, now is a perfect time for us; we are out 120 days. Let's look at all of our margins and see if there are areas we could get a lot more effective. So, leaning a process out from early days of design to where it might be today, leveraging technology that was not available perhaps in the past, using our capital appropriately for that technology I think is important. “Looking at our facility footprints. Are we optimized around facilities? And if we are not what should we do? And if there are ways we can improve our procurement we should look at that in a more strained eye to say that there's areas in that area that we can improve. “How effective are we relative to service or implementation and are we leveraging all the technologies available? And, quite frankly, are there things, given the position we might have from a pricing standpoint, that we ought to look at a pace that we can drive more pricing power or, for that matter, be able to build a business that says on a sustainable way we can take advantage of some of the uniqueness we bring. All of those things are up for review and we're going to take it in a mindful manner. We are using an outside firm to help us.” CDK FY Q2 2015 Earnings Call – February 5, 2015

CDK Global: At ADP, No Urgency to Capture Potential Question Answer Brian Bissett, Morgan Stanley “And were those things that were not addressed as you were inside ADP, or are these things that are incrementally directed towards how you are going to grow the business? In other words, did ADP kind of take a step back and say you are growing at the average rate, at corporate average margins and we are happy with that and focus on other areas? How did they view the business when it was tucked inside that company?” Steven Anenen, CDK Global, Former CEO “I've been with ADP a long time. ADP does a real good job of trying to look at ways to maximize margins, but you do it on a cadence that perhaps isn't at a pace that we are going to try to accelerate. And because we are independent we can do some things if we have to restructure and the like. Perhaps that wasn't top of the list under the ADP umbrella, but it might be on ours. And so we're going to take advantage of, if you will, a fresh look at all areas and I think that's healthy for the business. Under ADP, good kinds, good direction, but a cadence that perhaps wasn't as accelerated as what we're going to try to do for this business.” CDK FY Q2 2015 Earnings Call – February 5, 2015

Many areas of the transformative opportunity at CDK are similar to those which exist at ADP CDK Global: Many Efficiency Opportunities Similar to ADP ________________________________________________ Source: CDK FY Q3 2017 Results, May 2, 2017. CDK Business Transformation Plan

IX.The Path Forward for ADP

The Path Forward for ADP ADP, with support from shareholders, has an opportunity to transform Add a major shareholder to the Board and two new independent directors, with fresh perspectives and relevant expertise Board forms Committee to oversee the transformation plan Evaluation of necessary product, technology and operating enhancements required to deliver on ADP’s significant potential Evaluation of executive management talent necessary to execute transformation Redesign management incentives and compensation to align with transformation objectives Highlight long-term opportunity to shareholders and outline path to achieve long-term potential Build a best-in-class HCM software and technology company Step One Step Two Step Three Step Four Step Five

A Transformation Plan for ADP Commit to a transformation plan and path to achieving ADP’s potential Fix corporate structure, Business Unit silos, matrix structure, corporate bloat and inefficiency (bureaucracy, spans-and-layers) Accelerate investments in necessary product and back-end improvements Best-in-class enterprise market HCM product Product automation, self-sufficiency, solving most “Tier 1” issues Automation of implementation and other processes Back-end improvements, including integration and upgrades Accelerate product migrations, sunset back-end systems, and cut associated legacy spend, with some reinvestment in product and other back-end improvements or other growth initiatives (i.e., Big Data) Reduce excess support personnel; focus on value-added services Increase sales force productivity with better product offering Outline significant increase in growth and margins from transformation

ADP Should be Managed to Maximize Long-term Value Rather than focus on short-term quarterly earnings, ADP should focus on maximizing long-term shareholder value A proper transformation will require some investments in the near term We believe these investments can be paid for by significant improvements in efficiency ADP should detail these investments and focus on driving long-term shareholder value Shareholders will be supportive if the Company provides a credible plan and appropriate payback

Improved Disclosure Would Allow for Analysis of ADP’s Underlying Performance Additional disclosures would allow investors to analyze the performance of the business in its underlying sub-segments and increase management accountability for performance relative to competitors and potential ADP should provide relevant, critical disclosure to investors: Sub-segment, business unit disclosures: Revenue, Client Count, Retention, and Bookings by Sub-Segments in ES (SMB, Mid-Market, Enterprise, International), as well as the PEO Profitability by Sub-Segment in ES We don’t view the disclosure of these metrics as competitively sensitive Many of these metrics are readily available and align with how the business is managed internally, and are often used in the compensation of management and associates

Support The Nominees for ADP’s Transformation In order to vote at the shareholder meeting, you must own shares on or before September 5th for the September 8th record date Elect a major shareholder to the Board Add two new independent directors with fresh perspectives and relevant expertise Send a message to ADP’s management and Board that the status quo is unacceptable Supporting the Nominees for ADP’s Transformation By supporting the Nominees for ADP’s Transformation you will:

William Ackman Veronica Hagen Paul Unruh The Nominees for ADP’s Transformation William A. Ackman is the founder, chief executive officer and portfolio manager of Pershing Square Capital Management, L.P., an SEC-registered investment adviser founded in 2003. Pershing Square is a concentrated research-intensive, fundamental value investor in publicly traded companies. Mr. Ackman has served as Chairman of the Board of The Howard Hughes Corporation since November 2010. Mr. Ackman served as a director of Valeant Pharmaceuticals International, Inc. between March 2016 and May 2017 and as a director of Canadian Pacific Railway Ltd. between May 2012 and September 2016. Mr. Ackman served as a director of J.C. Penney Company, Inc. from February 2011 through August 2013 and as a director of Justice Holdings Limited from April 2011 to June 2012 when it merged with Burger King Worldwide, Inc. From June 2009 to March 2010, Mr. Ackman served as a director of General Growth Properties, Inc. Mr. Ackman is a Trustee of the Pershing Square Foundation, a member of the Board of Trustees at The Rockefeller University and a member of the Board of Dean’s Advisors of the Harvard Business School.   Mr. Ackman’s management, financial and investment experience, his service on boards of directors of public companies and his investments in public and private companies across a variety of industries provide him with valuable insight, skills and experience that can be applied to the benefit of the Company and the Board. Veronica M. Hagen served as Chief Executive Officer of Polymer Group, Inc. (“Polymer”), which was acquired by Blackstone Group (“Blackstone”). Ms. Hagen served as Polymer’s CEO from 2007 until her retirement in 2013 and served as a director from 2007 to 2015, when Polymer was sold by Blackstone to Berry Plastics Group Inc. for approximately $2.45 billion. Ms. Hagen also served as President of Polymer from January 2011 until her retirement in 2013. Polymer is a leading producer and marketer of engineered materials. Prior to joining Polymer, Ms. Hagen was the President and Chief Executive Officer of Sappi Fine Paper, a division of Sappi Limited, the South African-based global leader in the pulp and paper industry, from November 2004 until 2007. Ms. Hagen also served as Vice President and Chief Customer Officer at Alcoa Inc. She has served on the Board of Directors of American Water Works Company, Inc. since 2016 and currently serves on the Compensation Committee and the Nominating/Corporate Governance Committee. Ms. Hagen also serves as the Chair of the Compensation Committee and a member of the Nominating and Governance Committee of the Board of Directors of Newmont Mining Corporation, having served as a director since 2005. Since 2008, Ms. Hagen has served as a director of Southern Company on the Nuclear/Operations Committee and as chair of the Nominating and Governance Committee. She also served as lead director of Southern Company for two years. Ms. Hagen is a member of the Committee of 200, Women Corporate Directors, and the National Association of Corporate Directors. Ms. Hagen has extensive global executive leadership experience in competitive industries where her focus on operational efficiency and productivity were paramount to long-term success. Ms. Hagen’s experience as an executive and public company director will provide valuable skills and insights to the Board. V. Paul Unruh is presently director and Chairman of the Audit Committee at Symantec Corporation, where Mr. Unruh has served as a director since 2005. Mr. Unruh has served as director since 2011 and is presently Chairman of the Audit and Risk Committee at Aconex Limited. Mr. Unruh previously served as a director and member of the Audit and Finance Committee at Heidrick & Struggles International Incorporated from 2004-2017. Mr. Unruh is a member of the National Association of Corporate Directors as well as the KPMG Audit Committee Institute. Mr. Unruh previously served on the Board of London Continental Railways Limited, Move, Inc. and URS Corporation. Mr. Unruh is a Certified Public Accountant. Mr. Unruh retired from his 25-year tenure with Bechtel Group (“Bechtel”) in 2003. Mr. Unruh held several senior leadership positions at Bechtel, including Vice Chairman from 2001-2003, President of Bechtel Enterprises Holdings, Inc. from 1997-2001, Chief Financial Officer from 1992-1996, Controller from 1987-1991, Treasurer from 1983-1986 and Manager of Financial Systems Development from 1978-1982. At Bechtel, Mr. Unruh was a member of the three-member executive committee responsible for overall direction of the company. Mr. Unruh has obtained technology, project development, finance, accounting, human resources, legal, and strategic planning expertise through his 30 years of professional experience as a senior executive. This experience, along with Mr. Unruh’s public company board experience, will make him a valuable addition to the Board.

Q&A

Our Questions for ADP What is the mix of revenue by sub-segment? What are client count and revenue trends by sub-segment over time? What is the breakout of ES and PEO (gross and net) bookings over time? Why is sales force productivity declining so dramatically? What is the recent growth of payroll vs. Beyond Payroll? Why is the uptake on Vantage so slow relative to competitors when ADP has a huge installed base and immense resource advantages? What is the current margin and structural potential margin of each sub-segment? Are you performing in-line with Paychex in SMB (ex. Float, incl. Corporate)? What is the intended payoff from the Service Alignment Initiative? Why has there been no labor productivity, in a business with scale efficiencies, and an industry environment of significant technological improvements and automation? What percentage of service activity is product support vs. value-added service? Why were CDK margins nearly half of their potential under ADP’s ownership?

Supplemental Materials

Brian Welch Charles Korn Pershing Square Team Biographies Contact Details Phone: 212-652-3124 Email: welch@persq.com Biography Brian Welch is a Partner at Pershing Square Capital Management L.P. Mr. Welch joined Pershing Square in September 2011, and is responsible for identifying, analyzing and monitoring current and prospective investment opportunities across a variety of industries. He has served on the Board of Directors of Nomad Foods, Ltd. since 2015 and currently serves on the Compensation Committee and the Nominating and Corporate Governance Committee. Before joining Pershing Square, Mr. Welch was a private equity analyst at The Blackstone Group from 2008 to 2011. Mr. Welch graduated from The Wharton School summa cum laude in 2008. Prior Activist Engagements Canadian Pacific Air Products Contact Details Phone: 212-652-4032 Email: korn@persq.com Biography Charles Korn is a Partner at Pershing Square Capital Management L.P. Mr. Korn joined Pershing Square in September 2014, and is responsible for identifying, analyzing and monitoring current and prospective investment opportunities across a variety of industries. Immediately prior to joining Pershing Square, Mr. Korn was a private equity associate at KKR & Co. L.P. (Media & Communications, Industrials) from 2012 to 2014. Prior to that he worked as an analyst at Goldman, Sachs & Co. in investment banking (Tech, Media & Telecom). Mr. Korn holds an Honors Business Administration degree (Ivey Scholar) having graduated from The Richard Ivey School of Business at The University of Western Ontario in 2010.

Supporting Analyses

Adjusted Segment Margins ________________________________________________ Source: ADP Form 10-K (2017), Q4’2017 financial press release. Note: Assumes Clients Funds / Float Income has a 100% profit margin to Operating Profit. Per the 10K, “there is a reconciling item for the difference between actual interest income earned on invested funds held for clients and interest credited to Employer Services and PEO Services at a standard rate of 4.5%.” ADP’s “Corporate Extended Interest Income” and “Corporate Interest Expense-Short-Term-Financing” (net $34m for FY’2017) are captured in Other Income and Interest Expense, respectively. Consistent with management’s commentary we views these as fundamental to the operations of the business and bucket this income with clients funds for clarity. See ADP’s Non-GAAP EBIT margin bridge from the Q4’2017 press release. Other misc. revenue bucketed with Employer Services. Implied corporate overhead (ex-client extended income, net) allocated based % of net operational revenue. Adjusted Segment Margins ($m) (2) (3) (4) (1)

Illustrative Bookings Analysis (pp.40,98) ________________________________________________ Source: SEC filings, conference call transcripts. Estimated based on the YoY growth in average worksite employees per client. Estimated based on the YoY growth in net revenue per average worksite employee. Based on the reported retention rate of 90%. 10K notes “Our revenues, as reported, increased 6% in fiscal 2017, which includes one percentage point of pressure from the net impact of acquisitions, the disposition of our CHSA and COBRA businesses and foreign currency translation.” Estimated based on historical commentary regarding ~1% net price and 2.4% realized pays-per-control (we understand that pays-per-control is not a perfect flow-through to revenue). Although ADP management suggests that ADP reports bookings inclusive of the PEO on a net basis, we think this is unlikely (FY Q4 2017 conference call) 20-25% of reported bookings (as suggested by management on the Q4 2017 earnings call) would imply $330m - $415m of net PEO bookings, far too large relative to the PEOs net revenue of $720m at FY 2016 We Estimate PEO Net Bookings are ~$180m-$200m One can back into the implied Employer Services bookings using the known change in Net PEO Revenue (excluding pass-throughs). The 10K notes the PEO has a 7 year average client retention (~86%) This methodology would suggest ES bookings are $1.5bn, which, in the context of other variables leaves a large unexplained hole in the ES revenue waterfall Absent an alternate explanation (e.g. ADP is overstating bookings by including client fund income at a 4.5% allocation) we believe that PEO pass-through revenue must be included in the reported bookings number. We believe actual ES bookings are between $900m and $1,100m Illustrative PEO Net Revenue Waterfall Implied Employer Services Bookings Implied ES Waterfall (1) (2) (3) (4) (5)

________________________________________________ Note: Based on estimated net operational revenue excluding Client Funds allocations. 2009 based on 2009 Analyst Day presentation. 2009 Revenue adjusted to exclude ~$675m of allocated Client Funds. Assumes 90% of Client Funds revenue relate to domestic business lines. Allocates Client Funds based on underlying aggregate client employees as presented in the 2009 Analyst Day presentation. 2017 revenue composition estimated based on management commentary and primary research. 2017 client counts based on 10K disclosure and management commentary. Volume vs. “Other” Revenue Analysis (pp.46) Drivers of Revenue Growth Analysis

An Alternate Comparable Group Similarly Suggests a Significant Efficiency Opportunity (pp.54)

- An alternate comparable group(1) similarly illustrates a significant opportunity for efficiency
  - SuccessFactors and Taleo are based on the latest publicly available data prior to being acquired (circa 2011)

Net Operational Revenue per Employee(1) (Ex-Float)



Net Op. Revenue / Employee ('000)
$300
$250
$200
$150
$100
$50
$0
$161
ES:
~$153
$272
$277
$240
Historical Data Points
$208
$218
ADP
Oracle (FY'2016)
SAP (FY'2016)
Kronos (Circa 2017)
SuccessFactors (FY'2011)
Taleo (FY'2011)
Revenue(2):
$9.4bn
$37.0bn
$23.3bn
$1.2bn
$0.3bn
$0.3bn

Note: Based on latest fiscal year end, as relevant.
(1) Includes Oracle, SAP, Kronos (a leading enterprise time and attendance provider), and the legacy HCM vendors (including SuccessFactors and Taleo, pre-acquisition, circa 2011).
(2) Net Operational Revenue for ADP.

153

Case Study: Kronos (pp.74)

- Kronos, the legacy provider of enterprise time and attendance, is aggressively expanding beyond Workforce Management into the broader Human Capital Management vertical

Kronos generates net operational revenue per employee of $240k (vs. ADP at $161k)

At ~32%, Kronos' Adj. EBITDA margins are ~900bps[(1)] higher than Employer Services margins. This is despite the fact that:

- **Kronos is sub-scale compared to ADP**: Kronos produces ~$1.2bn[(2)] of revenue compared to ADP Employer Services of $8.5bn
- **Kronos is engaged in a business transformation initiative**: Kronos is engaged in an ongoing migration of legacy clients from an on-premise, software licensing model to a cloud / SaaS payment ecosystem, depressing current profit margins
- **Kronos is investing significant resources for growth**: Kronos is investing significant resources building out HCM solutions, currently a sub-scale product with ~$100m of revenue.[(3)] Current R&D as a percent of revenue is ~11%[(4)]

We believe Kronos is poised to achieve long-term margins of ~40%

(1) Based on Kronos press releases and public news articles. Adj. EBITDA is a company defined Non-GAAP term which excludes D&S and stock-based compensation. We estimate the comparable margin for Employer Services would be ~23%.
(2) Fiscal year 2016 based on Kronos' press release. (https://www.kronos.com/about-us/newsroom/kronos-announces-exceptional-fiscal-2016-performance-surpasses-20000-customers)
(3) Kronos has reported Workforce Ready is a $100m run-rate product. (Stellar Start to 2017 for Kronos as SaaS Business Continues to Surge. January 25, 2017).
(4) A 2015 press release announced Kronos' intention to spend $130m in R&D for fiscal year 2016 on revenue of $1.2bn.

154

HR BPO / Benefits Structural Margin Potential (pp.74)



Illustrative Benefits Administration, HR BPO and Process Outsourcing Comparables – Adj. EBIT Margins (%)
Revenue:
$1,925m
$365m
$2,260m
$17,573m
$13,487m
$10,208m
30%
25%
20%
15%
10%
5%
0%
18% (1)
19% (2)
18%
26%
18% (3)
25%
Aon (Benefits Admin & HR BPO)
WageWorks
SAP (Business Network Segment)
TCS
Cognizant
Infosys
Direct Comparables
Alternate Comparables

"So the characteristic of ADP, in a very interesting way is that we have a margin profile that is actually very similar between our product sets." – Jan Siegmund (February 3, 2016)

(1) Adjusted EBIT adds back amortization, allocated corporate overhead and other stand-alone adjustments. (Source: http://www.aon.com/risk-services/acceleratinginnovation/pdfs/benefits-admin-hrbpo-sale-press-release-021017.pdf)
(2) Adjusted EBIT adds back $34.1m in amortization and changes in contingent consideration and $1.1m in employeer temination & other non-recurring charges.
(3) Adjusted EBIT adds back $130m of acquisition related charges.

155

Multinational: Structural Margin Potential (pp.75-77) ________________________________________________ Note: Revenue based on management commentary. 2013 margins based on management commentary. Assumes fixed costs growth at ½ the rate of revenue growth. Multinational is a highly differentiated and rapidly growing product scaling to 35%+ structural margins Illustrative Fixed / Variable Cost Analysis as Multinational Products Ramp Key Statistics Retention (%): “Approaching 100%” (Dec 2010) Current Revenue “Approaching $600m” (Aug 2017) Growth Rate: “[S]olid double-digit growth for many years” (Aug 2017) Breakeven: “Indicated I think last year that we would achieve profitability which we did” (Feb 2014) Margin Profile: “Profitability is not just a breakeven business anymore. It's a very profitable business.” (Apr 2015)

Estimating ADP's Non-SaaS Business (pp.74,76-77)

Business Line	Segment	Last Disclosed Revenue	Time Frame	Est. Current Revenue	Estimated Margin
Benefits Administration	**Enterprise**	**"[M]ultiple hundreds of millions of dollars"(1)**	**FY'2010**	**$300m - $500m(2)**	**Estimated between 15% and 25%**
Recruitment Process Outsourcing	**Enterprise**	**$70-75m, growing double-digit(3)**	**CY'2011**	**$125-$200m**	**"[S]trong double-digit kind of bottom line margin"(3)**
HR BPO	**Multiple**	**~$200m(4)**	**FY'2010**	**~$500m(5)**	**Estimated to be ~20% currently(6)**
ASO	*SMB*	*<$50m(4)*	*FY'2010*	*NA*	*Note: ASO is ~10% of PAYX revenue*
Comprehensive HR	*Majors*	*~$0m(4)*	*FY'2010*	*NA*	*NA*
COS	*Enterprise*	*~$150m(4)*	*FY'2010*	*NA*	*Estimated between 12% and 25%*
Intl. Growth Markets (China, India, LatAm)	**Intl.**	**NA**	**NA**	**$50m - $100m(7)**	**Estimated between 0% and 15%**
Total				**$975m - $1,300**	**Estimated between 15% - 22%**

(1) Gary Butler. Q4'2010 Earnings Call.
(2) Q1'2011 Conference Call, Gary Butler noted "the benefits business can be well beyond a $0.5 billion business for us in the planning horizon." Note however, that this likely included COBRA and CHSA, divested in 2017, collectively presenting ~$90m of revenue (Wageworks management commentary, Needham Growth Conference).
(3) Gary Butler. Q1'2012 Earnings Call.
(4) Gary Butler. Q3'2010 Earnings Call.
(5) Q3'2010 Conference Call Gary Butler noted "[The HR BPO] businesses, all three are multi-$100 million businesses for ADP in the planning horizon." We note however that ADP ceased disclosing or discussing these business units (whereas they previously discussed the prospective growth opportunity extensively) leading us to believe they likely fell short of their aspirational targets.
(6) Management noted on the Q2'2016 conference call that "[O]ur HR BPO products excluding the pass-throughs have margin characteristics that are roughly in line for most of the cases, with our overall margin profile." On ADP's Q1'2010 Conference Call management noted that one shouldn't expect BPO to have "any significant impact on ADP… Certainly not against the average margin on ADP. So it might be less than pure payroll in certain instances, but not against the overall market."
(7) ADP 2015 Analyst Day. Managed noted, discussing "places like Brazil, China, and India," that "when you have a business that's growing -- even if it's growing 50%, 60%, 100% -- if it's $3 million or $4 million in revenue, it doesn't always show visibly to all of you."

157

ADP’s Recent Performance

________________________________________________ Source: Capital IQ; Total Shareholder Return from November 8, 2011 to May 9, 2017, prior to Pershing Square’s rapid accumulation of ADP’s stock. Note that ADP uses a TSR calculation through “intraday on July 27, prior to rumors of Pershing Square's investment” when in fact Pershing Square’s investment had been rumored in the market since at least July 25th. Dividend adjusted share price, assuming dividends reinvested (including CDK proceeds reinvested at time of spin-off). Total Shareholder Returns Before Pershing Square ADP’s total shareholder return is in-line with Paychex but trails Ultimate Software Total Return +222% +138% +141% +120% +88%

ADP's Recent TSR in Context

HCM market participants have benefitted from employment growth since 2009, trends in HCM Beyond Payroll offerings, ACA demand drivers and earnings multiple expansion

- **Businesses which participate in attractive industries *should* have positive long-term performance**
  - ADP participates in an attractive industry with good secular growth; the global HCM industry has grown 6-7% per annum in recent years(1)
- **ADP has benefitted from numerous tailwinds in recent years**
  - Strong employment growth coming out of the recession, which drove 2.7% average pays per control growth from FY 2011 to 2017
  - Growth tailwinds as the HCM industry built out Beyond Payroll which provided a strong sell-in opportunity for an incumbent with a huge installed base (ADP has suggested sell-in has been half of bookings)(2)
  - Significant benefits from ACA
  - P/E Multiple expansion from ~15x to ~25x(3)

(1) Estimated 2011-2017 CAGR. Based on Wall Street research, IDC (Payroll and HCM vendor share report) and ADP's 2015 Analyst Day presentation.
(2) Jan Siegmund. Q2'2016 Earnings Call. February 3, 2016.
(3) Bloomberg Best blended forward P/E multiple.

160

Platform Migrations Should Drive Significant Margin Uplift

>500k Clients 1 – 50 By year-end 2017, ADP will have completed its product migrations on the vast majority of their customer base and potential profit pool ADP is Migrating Clients to New Product Platforms 2018+ 1,000+ SMB Mid-Market Enterprise 50 – 1,000 Underlying Client Size Years RUN Powered by ADP Back - End 2009 2017 2015 2011 2012 2013 2014 2016 Workforce NOW Next-Gen Payroll Engine 2010 Vantage ~2-3k Clients ~65k Clients Next-Gen Enterprise HCM

Is ADP’s Potential Post Transition Underappreciated? MIGRATIONS Before During After Quality of Offering vs. Best-in-Class LOW IMPROVING HIGH Customers at Risk HIGH LOWER LOW Retention OK Revenue per Customer / Cross-Sell LOW IMPROVING Support /Service Needs On-going and Maintenance Costs Implementation and Migration Costs Margins

ADP has Highlighted its Potential Post-Migrations Question Answer Rod Bourgeois, Sanford C. Bernstein & Co. “As you move clients off of the legacy platforms onto the new platforms across all your client segments, do you ultimately get a margin benefit?...So clearly in that bucket [in R&D] as you move to non-redundant product platforms, you'd probably get some benefit, but even beyond that, are there margin benefits related to customer service being less complicated with your only supporting one platform in terms of two. So ultimately the client here wants to know, does it help your margins and your return on invested capital as you move to single product platforms?” Carlos Rodriguez, ADP President & CEO “…[P]art of the reason we're moving our clients to common platforms is to eliminate costs that today are being really used to maintain old legacy platforms that aren't focused on innovation. “So I think our need to invest more in R&D will be less if we have fewer platform so that we think that would be obvious. But what's not so obvious and was the gist of the question, which is a great one is, I believe that the biggest leverage of this kind of simplification of our rationalization of platform is on the back office, the service costs, training costs, the frictional cost of selling. So just enormous benefits to being in a simpler environment where you don't have two sets of service people that are going to different training sessions. So we believe, based on some experience on conversions or migrations that we've already done, that there is a lot of potential operating leverage, not necessarily in the R&D side, but more on the operating costs side.” Sanford C Bernstein Strategic Decisions Conference – May 29, 2013

ADP has Highlighted its Potential Post-Migrations Analyst Day (2010) Question Mark Marcon, Robert W. Baird & Company “I'm wondering if you can talk a little bit about the pricing for RUN and for Workforce Now relative to the alternatives, and how we should think about the margin profiles of those solutions relative to the core?” Answer Carlos A. Rodriguez, President, Small Business “Just in Workforce Now…I would say from a margin perspective since it's leveraging our existing SaaS applications and leveraging our existing auto payback and infrastructure, margins are equivalent or slightly higher than core traditional payroll.” Campbell B. Langdon, President, Major Account Division “…On the margin side, we are seeing as I think, Gary, mentioned today fewer service calls and I think that would lead one to believe that we would have margin expansion as a result of the RUN product eventually being rolled out fully, just the only caveat there would be, today we have 35,000 clients on RUN and it's in the early stages of rollout, we still have over 300,000 clients on our legacy platform and we currently don't have a timetable for conversion of those legacy clients. So the margin improvement will certainly be there because of the lower servicing costs, fewer phone calls and lower service costs overall and also better and more efficient implementation of this easier simple and faster implement and in some cases clients can implement it themselves. So all those things, I think, will help our margins over time, but I think it will be quite gradual as we eventually roll it out to the entire existing client base in addition to today it's really just for new clients in the sales force.”

ADP has Highlighted its Potential Post-Migrations Analyst Day (2010) – Continued Answer Gary C. Butler, President and CEO “Yeah, RUN also has the advantage of being on newer technology which scales more cheaply in terms of incremental margins. In addition, in our traditional platforms on the low end of the market, I think I have the numbers right here, more than half of our clients called in their payroll, obviously when you're delivering payroll over the Internet, nobody calls, they send the information to you which should further reduce our cost of expense, you know, supporting those accounts because they not only don't call as much for service issues, but they don't call to give us the payroll in the beginning because they send it to us via the web.” Carlos A. Rodriguez, President, Small Business “So the number around that the difference between sales last year and this year is about 20 percentage points of additional new business coming in using our web entry systems versus Teledata which is our phone-in system. So that's a very good point on Gary's part, that should also drive our cost down and our margins up.” Gary C. Butler, President and CEO “Really it's kind of the best of both worlds because the client gets better accuracy because you have real time payroll with real time validation of data, so you have fewer errors, fewer reruns and it takes down our labor component to both, it take the payroll and service the payroll and we think we're going to get a longer life client out of that because the overall quality and number of reruns and all those kinds of issues should be significantly down over time.”

ADP has Highlighted its Potential Post-Migrations Analyst Day (2010) – Continued Answer Gary C. Butler, President and CEO “The other thing and Mike, I don't know if you want to comment on this, but with our SaaS-based products we're investing not only for future functionality but for scalability, so the computer hosting costs, which have been a relatively significant portion of the cost are coming down on a per unit basis fairly dramatically and we expect that to continue in the future.” Mike Capone, VP and Chief Information Officer “That's correct. Typically 15% year-over-year reduction in hosting costs and the fact that they are SaaS-based, and our clients are always on the same version of a platform means that we don't have the expense of other software companies of maintaining different versions of the software.” Gary C. Butler, President and CEO “I have to stop the bragging now or we're going to get too many margin improvement questions.” 2010 Analyst Day – February 18, 2010

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed a preliminary proxy statement and an accompanying proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Prior to the Annual Meeting, Pershing Square and certain of its affiliated funds intend to file with the SEC, and furnish to stockholders of the Company, a definitive proxy statement and accompany proxy card.

PERSHING SQUARE STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS RELATED TO THE SOLICITATION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (CALL COLLECT: (212) 269-5550; CALL TOLL FREE: (866) 342-1635) OR EMAIL: ADP@DFKING.COM.

William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC, Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting.